Statistical Supplement Package (unaudited) Second Quarter 2019 Page 1 of 51

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information.................................................................................................................... 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 Page 2 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Consolidated Results Page 3 of 51

Ameriprise Financial, Inc. Statistical Supplement Presentation Second Quarter 2019 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude the impact of consolidating certain investment entities ("CIEs"); integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations, best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses several non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. Page 4 of 51

Ameriprise Financial, Inc.
Consolidated GAAP Income Statements
Second Quarter 2019

(in millions, except per share amounts, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q	
	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	2018	2019	Diff.	%	Diff.	%	Diff.	%
Revenues													
Management and financial advice fees	$ 1,691	$ 1,739	$ 1,677	$ 1,627	$ 1,732	$ 3,360	$ 3,359	$ 41	2 %	$ (1)	-	$ 105	6 %
Distribution fees	465	470	474	480	490	933	970	25	5 %	37	4 %	10	2 %
Net investment income	419	386	395	397	368	815	765	(51)	(12)%	(50)	(6)%	(29)	(7)%
Premiums	357	363	363	371	376	700	747	19	5 %	47	7 %	5	1 %
Other revenues	284	358	299	278	316	592	594	32	11 %	2	-	38	14 %
Total revenues	3,216	3,316	3,208	3,153	3,282	6,400	6,435	66	2 %	35	1 %	129	4 %
Banking and deposit interest expense	20	24	29	35	37	36	72	17	85 %	36	#	2	6 %
Total net revenues	3,196	3,292	3,179	3,118	3,245	6,364	6,363	49	2 %	(1)	-	127	4 %
Expenses													
Distribution expenses	902	920	910	900	948	1,807	1,848	46	5 %	41	2 %	48	5 %
Interest credited to fixed accounts	180	178	175	204	186	321	390	6	3 %	69	21 %	(18)	(9)%
Benefits, claims, losses and settlement expenses	635	729	444	670	584	1,129	1,254	(51)	(8)%	125	11 %	(86)	(13)%
Amortization of deferred acquisition costs	63	25	142	16	58	155	74	(5)	(8)%	(81)	(52)%	42	#
Interest and debt expense	80	50	64	53	59	131	112	(21)	(26)%	(19)	(15)%	6	11 %
General and administrative expense	788	802	792	805	823	1,577	1,628	35	4 %	51	3 %	18	2 %
Total expenses	2,648	2,704	2,527	2,648	2,658	5,120	5,306	10	-	186	4 %	10	-
Pretax income	548	588	652	470	587	1,244	1,057	39	7 %	(187)	(15)%	117	25 %
Income tax provision	86	85	113	75	95	188	170	9	10 %	(18)	(10)%	20	27 %
Net income	$ 462	$ 503	$ 539	$ 395	$ 492	$ 1,056	$ 887	$ 30	6 %	$ (169)	(16)%	$ 97	25 %
Net Investment Income													
Investment income on fixed maturities	$ 334	$ 339	$ 351	$ 353	$ 344	$ 663	$ 697	$ 10	3 %	$ 34	5 %	$ (9)	(3)%
Realized investment gains (losses) [1]	5	4	(5)	4	-	11	4	(5)	#	(7)	(64)%	(4)	#
Affordable housing	(14)	(24)	(9)	(15)	(17)	(25)	(32)	(3)	(21)%	(7)	(28)%	(2)	(13)%
Other (including seed money)	43	43	22	32	16	89	48	(27)	(63)%	(41)	(46)%	(16)	(50)%
Consolidated investment entities	51	24	36	23	25	77	48	(26)	(51)%	(29)	(38)%	2	9 %
Total net investment income	$ 419	$ 386	$ 395	$ 397	$ 368	$ 815	$ 765	$ (51)	(12)%	$ (50)	(6)%	$ (29)	(7)%
Earnings Per Share													
Basic earnings per share	$ 3.14	$ 3.48	$ 3.81	$ 2.85	$ 3.61	$ 7.13	$ 6.46	$ 0.47	15 %	$ (0.67)	(9)%	$ 0.76	27 %
Earnings per diluted share	$ 3.10	$ 3.43	$ 3.76	$ 2.82	$ 3.57	$ 7.02	$ 6.38	$ 0.47	15 %	$ (0.64)	(9)%	$ 0.75	27 %
Earnings per diluted share growth	24.0 %	5.2 %	NM	(27.9)%	15.2 %	40.1 %	(9.1)%	(8.8)%		(49.2)%		43.0 %	
Weighted average common shares outstanding													
Basic weighted average common shares outstanding	147.0	144.4	141.5	138.8	136.1	148.2	137.4	(10.9)	(7)%	(10.8)	(7)%	(2.7)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.0	2.1	1.7	1.3	1.9	2.3	1.7	(0.1)	(5)%	(0.6)	(26)%	0.6	46 %
Diluted weighted average common shares outstanding	149.0	146.5	143.2	140.1	138.0	150.5	139.1	(11.0)	(7)%	(11.4)	(8)%	(2.1)	(1)%
Metrics													
Net revenue growth	6.1 %	9.2 %	-	(1.6)%	1.5 %	7.2 %	-	(4.6)%		(7.2)%		3.1 %	
Pretax income margin	17.1 %	17.9 %	20.5 %	15.1 %	18.1 %	19.5 %	16.6 %	1.0 %		(2.9)%		3.0 %	
Effective tax rate	15.7 %	14.4 %	17.3 %	15.9 %	16.1 %	15.2 %	16.0 %	0.4 %		0.8 %		0.2 %	
Total equity / outstanding shares [2]	$ 38.71	$ 39.26	$ 40.03	$ 42.56	$ 44.83	$ 38.71	$ 44.83	$ 6.12	16 %	$ 6.12	16 %	$ 2.27	5 %
Total equity excluding AOCI / outstanding shares [3][4]	$ 39.94	$ 40.96	$ 42.11	$ 42.30	$ 42.83	$ 39.94	$ 42.83	$ 2.89	7 %	$ 2.89	7 %	$ 0.53	1 %

(1) Includes $5M impairment classified as restructuring costs related to the sale of Auto & Home.

(2) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pgs 47 and 48.

NM Not Meaningful

Variance equal to or greater than 100%.

Page 5 of 51

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Second Quarter 2019 Prior Year Comparisons (in millions except per share amounts, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2018 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Total net revenues $ 3,196 $ 3,292 $ 3,179 $ 3,118 $ 3,245 $ 6,364 $ 6,363 $ 49 2% $ (1) - $ 127 4 % Less revenues attributable to the CIEs 49 22 34 21 24 71 45 (25) (51)% (26) (37)% 3 14 % Less net realized investment gains (losses) (1) 5 4 (5) 9 - 1 1 9 (5) # (2) (18)% (9) # Less market impact on indexed universal life benefits (1) (10) (8) (2) (17) (8) 3 (25) 2 20% (28) # 9 53 % Less market impact of hedges on investments 5 6 (16) (10) (18) 21 (28) (23) # (49) # (8) (80)% Less integration/restructuring charges (2) - - - (3) - - (3) - - (3) - 3 # Adjusted operating total net revenues (4) $ 3,147 $ 3,268 $ 3,168 $ 3,118 $ 3,247 $ 6,258 $ 6,365 $ 100 3% $ 1 07 2% $ 1 29 4 % Earnings Net income $ 462 $ 503 $ 539 $ 395 $ 492 $ 1,056 $ 887 $ 30 6% $ (169) (16)% $ 97 25 % Less net income (loss) attributable to the CIEs - - (1) - 1 - 1 1 - 1 - 1 - Integration/restructuring charges (2)(4) 4 9 3 7 2 7 9 (2) (50)% 2 29% (5) (71)% Market impact on variable annuity guaranteed benefits (1)(4) 80 45 (99) 1 42 6 0 8 5 2 02 (20) (25)% 117 # (82) (58)% Market impact on fixed index annuity benefits (1)(4) - - (1) - (1) - (1) (1) - (1) - (1) - Market impact on indexed universal life benefits (1)(4) 20 13 9 5 1 2 6 (5) 7 7 6 30% 82 # (25) (49)% Mean reversion related impacts (1)(4) (8) (24) 7 1 (36) (18) (14) (54) (10) # (40) # 18 5 0 % Market impact of hedges on investments (4) (5) (6) 1 6 1 0 1 8 (21) 2 8 23 # 49 # 8 8 0 % Less net realized investment gains (losses) (1)(4) 5 4 (6) 9 - 1 1 9 (5) # (2) (18)% (9) # Tax effect of adjustments (5) (18) (7) (1) (35) (18) (9) (53) - - (44) # 17 4 9 % Adjusted operating earnings (3) $ 530 $ 529 $ 5 44 $ 5 25 $ 5 60 $ 1,088 $ 1,085 $ 30 6% $ (3) - $ 3 5 7 % Pretax Earnings Pretax income $ 548 $ 588 $ 652 $ 470 $ 587 $ 1,244 $ 1,057 $ 39 7% $ (187) (15)% $ 117 25 % Less pretax income (loss) attributable to the CIEs - - (1) - 1 - 1 1 - 1 - 1 - Integration/restructuring charges (2) 4 9 3 7 2 7 9 (2) (50)% 2 29% (5) (71)% Market impact on variable annuity guaranteed benefits (1) 80 45 (99) 1 42 6 0 8 5 2 02 (20) (25)% 117 # (82) (58)% Market impact on fixed index annuity benefits (1) - - (1) - (1) - (1) (1) - (1) - (1) - Market impact on indexed universal life benefits (1) 20 13 9 5 1 2 6 (5) 7 7 6 30% 82 # (25) (49)% Mean reversion related impacts (1) (8) (24) 7 1 (36) (18) (14) (54) (10) # (40) # 18 5 0 % Market impact of hedges on investments (5) (6) 16 10 18 (21) 28 23 # 49 # 8 80 % Less net realized investment gains (losses) (1) 5 4 (6) 9 - 1 1 9 (5) # (2) (18)% (9) # Pretax adjusted operating earnings (3) $ 634 $ 621 $ 6 58 $ 6 35 $ 6 73 $ 1,285 $ 1,308 $ 39 6% $ 23 2% $ 38 6 % Pretax Adjusted Operating Margin (3)(6) 20.1% 19.0% 20.8% 20.4% 20.7% 20.5% 20.5% 0.6% - 0 .3 % Adjusted Operating Effective Tax Rate (3)(7) 16.4% 14.8% 17.3% 17.3% 16.8% 15.3% 17.0% 0.4% 1 .7% (0.5)% Weighted Average Common Shares Outstanding Basic 147.0 144.4 141.5 138.8 136.1 148.2 137.4 (10.9) (7)% (10.8) (7)% (2.7) (2)% Diluted 149.0 146.5 143.2 140.1 138.0 150.5 139.1 (11.0) (7)% (11.4) (8)% (2.1) (1)% Adjusted Operating Earnings Per Share (3) Basic adjusted operating earnings per share $ 3.61 $ 3.66 $ 3 .84 $ 3 .78 $ 4 .11 $ 7 .34 $ 7 .90 $ 0.50 14% $ 0 .56 8% $ 0 .33 9 % Adjusted operating earnings per diluted share $ 3.56 $ 3.61 $ 3.80 $ 3.75 $ 4.06 $ 7.23 $ 7.80 $ 0.50 14% $ 0.57 8% $ 0.31 8 % Return on Equity Return on equity excluding AOCI (3)(7) 29.6% 29.6% 3 6.0% 3 2.5% 3 3.1% 2 9.6% 3 3.1% 3 .5% 3 .5% 0 .6 % Adjusted operating return on equity excluding AOCI (3)(7) 30.4% 30.4% 3 7.1% 3 6.4% 3 7.1% 3 0.4% 3 7.1% 6 .7% 6 .7% 0 .7% (1) Adjusted operating adjustments for net realized investment gains (losses), mean reversion related impacts, market impact on indexed universal life benefits, market impact on fixed index annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual. (2) Includes $5M impairment classified as restructuring costs related to the sale of Auto & Home. (3) See non-GAAP financial information on pg 33. (4) Pretax adjusted operating adjustments. (5) Calculated using the statutory tax rate of 21%. (6) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. (7) Non-GAAP financial measure reconciliations can be found on pg 47. # Variance equal to or greater than 100%. Page 6 of 51

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
Second Quarter 2019

(in millions except per share amounts, headcount and where noted, unaudited)	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Book Value													
Total equity excluding CIEs / outstanding shares (1)(2)	$ 38.70	$ 39.27	$ 40.02	$ 42.55	$ 44.83	$ 38.70	$ 44.83	$ 6.13	16 %	$ 6.13	16 %	$ 2.28	5 %
Total equity excluding CIEs and AOCI / outstanding shares (1)(3)	$ 39.93	$ 40.96	$ 42.11	$ 42.29	$ 42.83	$ 39.93	$ 42.83	$ 2.90	7 %	$ 2.90	7 %	$ 0.54	1 %
Adjusted Operating Metrics													
Adjusted operating total net revenue growth: Target 6 - 8%	5.7 %	8.9 %	1.2 %	0.2 %	3.2 %	6.8 %	1.7 %	(2.5)%		(5.1)%		3.0 %	
Adjusted operating earnings per diluted share growth: Target 12 - 15%	30.4 %	4.9 %	NM	2.2 %	14.0 %	35.1 %	7.9 %	(16.4)%		(27.2)%		11.8 %	
Adjusted operating return on equity excluding AOCI: Target 19 - 23% (1)	30.4 %	30.4 %	37.1 %	36.4 %	37.1 %	30.4 %	37.1 %	6.7 %		6.7 %		0.7 %	
Debt to Capital													
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	33.8 %	33.8 %	33.9 %	36.7 %	34.0 %	33.8 %	34.0 %	0.2 %		0.2 %		(2.7)%	
Goodwill and Intangible Assets	$ 2,009	$ 1,998	$ 1,987	$ 1,990	$ 1,976	$ 2,009	$ 1,976	$ (33)	(2)%	$ (33)	(2)%	$ (14)	(1)%
Assets Under Management and Administration													
Advice & Wealth Management AUM	$ 257,227	$ 270,571	$ 249,910	$ 276,921	$ 289,933	$ 257,227	$ 289,933	$ 32,706	13 %	$ 32,706	13 %	$ 13,012	5 %
Asset Management AUM	482,072	485,352	430,650	459,112	468,274	482,072	468,274	(13,798)	(3)%	(13,798)	(3)%	9,162	2 %
Corporate AUM	39	39	39	49	46	39	46	7	18 %	7	18 %	(3)	(6)%
Eliminations	(28,705)	(29,292)	(26,433)	(28,355)	(29,299)	(28,705)	(29,299)	(594)	(2)%	(594)	(2)%	(944)	(3)%
Total Assets Under Management	710,633	726,670	654,166	707,727	728,954	710,633	728,954	18,321	3 %	18,321	3 %	21,227	3 %
Total Assets Under Administration	180,278	186,786	168,566	183,456	186,950	180,278	186,950	6,672	4 %	6,672	4 %	3,494	2 %
Total AUM and AUA	$ 890,911	$ 913,456	$ 822,732	$ 891,183	$ 915,904	$ 890,911	$ 915,904	$ 24,993	3 %	$ 24,993	3 %	$ 24,721	3 %
Business Metrics													
AWM total client assets	$ 565,726	$ 587,968	$ 538,978	$ 588,345	$ 607,514	$ 565,726	$ 607,514	$ 41,788	7 %	$ 41,788	7 %	$ 19,169	3 %
Total financial advisors	9,906	9,933	9,931	9,979	9,951	9,906	9,951	45	-	45	-	(28)	-
Net Flows and Net Deposits													
Advisor wrap	$ 5,260	$ 5,664	$ 4,507	$ 4,337	$ 4,819	$ 10,949	$ 9,156	$ (441)	(8)%	$ (1,793)	(16)%	$ 482	11 %
Asset Management	$ (1,509)	$ (7,345)	$ (4,667)	$ (7,231)	$ (1,927)	$ (9,168)	$ (9,158)	$ (418)	(28)%	$ 10	-	$ 5,304	73 %
Annuities (4)	$ (984)	$ (1,025)	$ (1,015)	$ (1,050)	$ (1,027)	$ (2,146)	$ (2,077)	$ (43)	(4)%	$ 69	3 %	$ 23	2 %
Variable universal life / Universal life	$ (65)	$ (78)	$ (56)	$ (93)	$ (57)	$ (147)	$ (150)	$ 8	12 %	$ (3)	(2)%	$ 36	39 %
S&P 500													
Daily average	2,704	2,849	2,689	2,720	2,884	2,718	2,803	180	7 %	85	3 %	164	6 %
Period end	2,718	2,914	2,507	2,834	2,942	2,718	2,942	224	8 %	224	8 %	108	4 %
Weighted Equity Index (WEI) (5)													
Daily average	1,965	2,042	1,905	1,930	2,030	1,975	1,980	65	3 %	5	-	100	5 %
Period end	1,967	2,077	1,776	2,001	2,069	1,967	2,069	102	5 %	102	5 %	68	3 %

(1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.
(2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(4) Excludes payout annuities.
(5) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.
NM Not Meaningful

Page 7 of 51

Ameriprise Financial, Inc.
Common Share and Capital Summary
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons: Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Common shares													
Beginning balance	145.0	142.2	139.8	136.3	134.2	146.6	136.3	(10.8)	(7)%	(10.3)	(7)%	(2.1)	(2)%
Repurchases	(2.9)	(2.4)	(3.6)	(2.8)	(3.0)	(5.3)	(5.8)	(0.1)	(3)%	(0.5)	(9)%	(0.2)	(7)%
Issuances	0.2	0.1	0.1	0.9	0.3	1.4	1.2	0.1	50 %	(0.2)	(14)%	(0.6)	(67)%
Other	(0.1)	(0.1)	-	(0.2)	(0.2)	(0.5)	(0.4)	(0.1)	#	0.1	20 %	-	-
Total common shares outstanding	142.2	139.8	136.3	134.2	131.3	142.2	131.3	(10.9)	(8)%	(10.9)	(8)%	(2.9)	(2)%
Restricted stock units	3.3	3.3	3.3	3.1	3.2	3.3	3.2	(0.1)	(3)%	(0.1)	(3)%	0.1	3 %
Total basic common shares outstanding	145.5	143.1	139.6	137.3	134.5	145.5	134.5	(11.0)	(8)%	(11.0)	(8)%	(2.8)	(2)%
Total potentially dilutive shares	2.0	2.1	1.3	1.5	2.0	2.0	2.0	-	-	-	-	0.5	33 %
Total diluted shares	147.5	145.2	140.9	138.8	136.5	147.5	136.5	(11.0)	(7)%	(11.0)	(7)%	(2.3)	(2)%
Capital Returned to Shareholders													
Dividends paid	$ 132	$ 131	$ 128	$ 127	$ 134	$ 257	$ 261	$ 2	2 %	$ 4	2 %	$ 7	6 %
Common stock share repurchases	$ 400	$ 353	$ 436	$ 355	$ 436	$ 787	$ 791	$ 36	9 %	$ 4	1 %	$ 81	23 %
Allocated Capital (1)													
Advice & Wealth Management	$ 738	$ 765	$ 742	$ 756	$ 817	$ 738	$ 817	$ 79	11 %	$ 79	11 %	$ 61	8 %
Asset Management	1,867	1,858	1,848	1,849	1,844	1,867	1,844	(23)	(1)%	(23)	(1)%	(5)	-
Annuities	1,911	1,886	1,892	1,770	1,741	1,911	1,741	(170)	(9)%	(170)	(9)%	(29)	(2)%
Protection	799	759	850	773	743	799	743	(56)	(7)%	(56)	(7)%	(30)	(4)%
Corporate & Other	3,345	3,443	3,396	4,009	3,665	3,345	3,665	320	10 %	320	10 %	(344)	(9)%
Total allocated capital	$ 8,660	$ 8,711	$ 8,728	$ 9,157	$ 8,810	$ 8,660	$ 8,810	$ 150	2 %	$ 150	2 %	$ (347)	(4)%

(1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

Variance equal to or greater than 100%.

Page 8 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Segment Results Page 9 of 51

Ameriprise Financial, Inc. Segment Summary Second Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2018 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Segment Summary Advice & Wealth Management Adjusted operating total net revenues $ 1,543 $ 1,564 $ 1,581 $ 1,554 $ 1,653 $ 3,044 $ 3,207 $ 110 7% $ 163 5% $ 99 6 % Adjusted operating expenses 1,193 1,209 1,213 1,204 1,277 2,378 2,481 84 7% 103 4% 73 6 % Pretax adjusted operating earnings $ 350 $ 355 $ 368 $ 350 $ 376 $ 666 $ 726 $ 26 7% $ 60 9% $ 26 7 % Allocated capital $ 738 $ 765 $ 742 $ 756 $ 817 $ 738 $ 817 $ 79 11% $ 79 11% $ 61 8 % Adjusted operating return on allocated capital (1) 126.3% 131.8% 159. 3% 159. 8% 158. 3% 126. 3% 158. 3% 32. 0% 32. 0% (1 .5)% Pretax adjusted operating margin 22.7% 22.7% 23.3% 22.5% 22.7% 21.9% 22.6% - 0.7% 0.2 % Asset Management Adjusted operating total net revenues $ 755 $ 772 $ 706 $ 689 $ 712 $ 1,533 $ 1,401 $ (43) (6)% $ (132) (9)% $ 23 3 % Adjusted operating expenses 572 575 553 543 548 1,155 1,091 (24) (4)% (64) (6)% 5 1 % Pretax adjusted operating earnings $ 183 $ 197 $ 153 $ 146 $ 164 $ 378 $ 310 $ (19) (10)% $ (68) (18)% $ 18 12 % Allocated capital $ 1,867 $ 1,858 $ 1,848 $ 1,849 $ 1,844 $ 1,867 $ 1,844 $ (23) (1)% $ (23) (1)% $ (5) - Adjusted operating return on allocated capital (1) 29.3% 29.5% 33. 0% 30. 6% 29. 8% 29. 3% 29. 8% 0 .5% 0 .5% (0 .8)% Pretax adjusted operating margin 24.2% 25.5% 21.7% 21.2% 23.0% 24.7% 22.1% (1.2)% (2.6)% 1.8 % Adjusted operating total net revenues $ 755 $ 772 $ 706 $ 689 $ 712 $ 1,533 $ 1,401 $ (43) (6)% $ (132) (9)% $ 23 3 % Distribution pass thru revenues (196) (195) (180) (179) (186) (397) (365) 10 5% 32 8% (7) (4)% Subadvisory and other pass thru revenues (88) (90) (81) (81) (81) (173) (162) 7 8% 11 6% - - (2) Net adjusted operating revenues $ 471 $ 487 $ 445 $ 429 $ 445 $ 963 $ 874 $ (26) (6)% $ (89) (9)% $ 16 4 % Pretax adjusted operating earnings $ 183 $ 197 $ 153 $ 146 $ 164 $ 378 $ 310 $ (19) (10)% $ (68) (18)% $ 18 12 % Adjusted operating net investment income (8) (7) (2) (6) (3) (10) (9) 5 63% 1 10% 3 50 % Amortization of intangibles 4 5 4 4 4 9 8 - - (1) (11)% - - (2) Net adjusted operating earnings $ 179 $ 195 $ 155 $ 144 $ 165 $ 377 $ 309 $ (14) (8)% $ (68) (1 8)% $ 21 15 % Net pretax adjusted operating margin (2)(3) 38.0% 40.0% 34. 8% 33. 6% 37. 1% 39. 1% 35. 4% (0 .9)% (3 .7)% 3 .5 % Annuities Adjusted operating total net revenues $ 622 $ 628 $ 613 $ 604 $ 620 $ 1,235 $ 1,224 $ (2) - $ (11) (1)% $ 16 3 % Adjusted operating expenses 500 499 494 476 491 987 967 (9) (2)% (20) (2)% 15 3 % Pretax adjusted operating earnings $ 122 $ 129 $ 119 $ 128 $ 129 $ 248 $ 257 $ 7 6% $ 9 4% $ 1 1 % Allocated capital $ 1,911 $ 1,886 $ 1,892 $ 1,770 $ 1,741 $ 1,911 $ 1,741 $ (170) (9)% $ (170) (9)% $ (29) (2)% Adjusted operating return on allocated capital (1) 23.2% 18.6% 21. 9% 22. 2% 22. 9% 23. 2% 22. 9% (0 .3)% (0 .3)% 0 .7 % Pretax adjusted operating margin 19.6% 20.5% 19.4% 21.2% 20.8% 20.1% 21.0% 1.2% 0.9% (0.4)% Protection Adjusted operating total net revenues $ 255 $ 328 $ 260 $ 262 $ 259 $ 508 $ 521 $ 4 2% $ 13 3% $ (3) (1)% Adjusted operating expenses 192 268 193 188 194 380 382 2 1% 2 1% 6 3 % Pretax adjusted operating earnings $ 63 $ 60 $ 67 $ 74 $ 65 $ 128 $ 139 $ 2 3% $ 11 9% $ (9) (12)% Allocated capital $ 799 $ 759 $ 850 $ 773 $ 743 $ 799 $ 743 $ (56) (7)% $ (56) (7)% $ (30) (4)% Adjusted operating return on allocated capital (1) 21.3% 23.3% 27. 2% 27. 6% 28. 3% 21. 3% 28. 3% 7 .0% 7 .0% 0 .7 % Pretax adjusted operating margin 24.7% 18.3% 25.8% 28.2% 25.1% 25.2% 26.7% 0.4% 1.5% (3.1)% Corporate & Other Corporate excluding Long Term Care and Auto & Home pretax adjusted operating loss $ (60) $ (68) $ (47) $ (78) $ (79) $ (118) $ (157) $ (19) (32)% $ (39) (33)% $ (1) (1)% Long Term Care pretax adjusted operating earnings (loss) $ (5) $ (53) $ (5) $ 6 $ 4 $ (3) $ 10 $ 9 # $ 13 # $ (2) (33)% Auto & Home pretax adjusted operating earnings (loss) $ (19) $ 1 $ 3 $ 9 $ 14 $ (14) $ 23 $ 33 # $ 37 # $ 5 56% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) See non-GAAP financial information on pg 33. (3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. # Variance equal to or greater than 100%. Page 10 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Advice & Wealth Management Segment Page 11 of 51

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Advice & Wealth Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 878	$ 902	$ 910	$ 878	$ 954	$ 1,726	$ 1,832	$ 76	9 %	$ 106	6 %	$ 76	9 %
Distribution fees	562	558	564	561	580	1,119	1,141	18	3 %	22	2 %	19	3 %
Net investment income	73	81	93	99	101	142	200	28	38 %	58	41 %	2	2 %
Premiums	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	50	47	43	51	54	93	105	4	8 %	12	13 %	3	6 %
Total revenues	1,563	1,588	1,610	1,589	1,689	3,080	3,278	126	8 %	198	6 %	100	6 %
Banking and deposit interest expense	20	24	29	35	36	36	71	16	80 %	35	97 %	1	3 %
Adjusted operating total net revenues	1,543	1,564	1,581	1,554	1,653	3,044	3,207	110	7 %	163	5 %	99	6 %
Expenses													
Distribution expenses	876	888	888	870	926	1,745	1,796	50	6 %	51	3 %	56	6 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	2	3	2	3	3	5	6	1	50 %	1	20 %	-	-
General and administrative expense	315	318	323	331	348	628	679	33	10 %	51	8 %	17	5 %
Adjusted operating expenses	1,193	1,209	1,213	1,204	1,277	2,378	2,481	84	7 %	103	4 %	73	6 %
Pretax adjusted operating earnings	$ 350	$ 355	$ 368	$ 350	$ 376	$ 666	$ 726	$ 26	7 %	$ 60	9 %	$ 26	7 %
Pretax adjusted operating margin	22.7 %	22.7 %	23.3 %	22.5 %	22.7 %	21.9 %	22.6 %	-		0.7 %		0.2 %	
Return on Capital													
Allocated capital	$ 738	$ 765	$ 742	$ 756	$ 817	$ 738	$ 817	$ 79	11 %	$ 79	11 %	$ 61	8 %
Adjusted operating return on allocated capital [(1)]	126.3 %	131.8 %	159.3 %	159.8 %	158.3 %	126.3 %	158.3 %	32.0 %		32.0 %		(1.5)%	
Brokerage Cash Balances													
On-balance sheet - broker dealer	$ 3,522	$ 3,428	$ 3,661	$ 3,397	$ 3,137	$ 3,522	$ 3,137	$ (385)	(11)%	$ (385)	(11)%	$ (260)	(8)%
On-balance sheet - bank	$ -	$ -	$ -	$ -	$ 2,205	$ -	$ 2,205	$ 2,205	-	$ 2,205	-	$ 2,205	-
Off-balance sheet - broker dealer	$ 20,982	$ 20,810	$ 24,069	$ 21,928	$ 18,964	$ 20,982	$ 18,964	$ (2,018)	(10)%	$ (2,018)	(10)%	$ (2,964)	(14)%
Total Brokerage cash balances	$ 24,504	$ 24,238	$ 27,730	$ 25,325	$ 24,306	$ 24,504	$ 24,306	$ (198)	(1)%	$ (198)	(1)%	$ (1,019)	(4)%
Brokerage sweep fee	1.57 %	1.73 %	1.95 %	2.12 %	2.10 %	1.45 %	2.11 %	0.53 %		0.66 %		(0.02)%	
Certificates balance	$ 6,919	$ 7,347	$ 7,892	$ 8,139	$ 7,951	$ 6,919	$ 7,951	$ 1,032	15 %	$ 1,032	15 %	$ (188)	(2)%

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Page 12 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Second Quarter 2019 Prior Year Comparisons (in millions, except headcount and where noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2018 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Product Information Certificates and Banking - Combined Pretax adjusted operating earnings $ 15 $ 16 $ 19 $ 16 $ 16 $ 32 $ 32 $ 1 7% $ - - $ - - Allocated capital $ 380 $ 403 $ 430 $ 444 $ 503 $ 380 $ 503 $ 123 32% $ 123 32% $ 59 13 % Adjusted operating return on allocated capital (1) 13.2% 12.4% 14. 6% 13. 7% 12. 9% 13. 2% 12. 9% (0 .3)% (0 .3)% (0 .8)% Wealth Management & Distribution Pretax adjusted operating earnings $ 335 $ 339 $ 349 $ 334 $ 360 $ 634 $ 694 $ 25 7% $ 60 9% $ 26 8 % Allocated capital $ 358 $ 362 $ 312 $ 312 $ 314 $ 358 $ 314 $ (44) (12)% $ (44) (12)% $ 2 1 % Adjusted operating return on allocated capital (1) 242.2% 255.0% 318. 9% 333. 3% 347. 8% 242. 2% 347. 8% 105. 6% 105. 6% 14. 5 % Financial Advisors Employee advisors (2) 2,176 2,174 2,176 2,190 2,185 2,176 2,185 9 - 9 - (5) - Franchisee advisors 7,730 7,759 7,755 7,789 7,766 7,730 7,766 36 - 36 - (23) - Total financial advisors 9,906 9,933 9,931 9,979 9,951 9,906 9,951 45 - 45 - (28) - Adjusted operating total net revenues per financial advisor (in thousands) (3) $ 156 $ 157 $ 159 $ 156 $ 166 $ 308 $ 322 $ 10 6% $ 14 5% $ 10 6 % Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4) $ 603 $ 617 $ 624 $ 628 $ 638 $ 603 $ 638 $ 35 6% $ 35 6% $ 10 2 % Advisor Retention Employee 92.3% 91.9% 92.0% 93.0% 92.9% 92.3% 92.9% 0.6% 0.6% (0.1)% Franchisee 93.5% 93.6% 93.5% 93.6% 93.2% 93.5% 93.2% (0.3)% (0.3)% (0.4)% AWM Total Client Assets $ 565,726 $ 587,968 $ 538,978 $ 588,345 $ 607,514 $ 565,726 $ 607,514 $ 41,788 7% $ 41,788 7% $ 19,169 3 % Total Wrap Accounts Beginning assets $ 250,974 $ 258,729 $ 272,243 $ 251,486 $ 278,794 $ 248,150 $ 251,486 $ 27,820 11% $ 3,336 1% $ 27,308 11 % Inflows from acquisitions - - - - - - - - - - - - - Other net flows 5,260 5,664 4,507 4,337 4,819 10,949 9,156 (441) (8)% (1,793) (16)% 482 11 % Net flows (5) 5,260 5,664 4,507 4,337 4,819 10,949 9,156 (441) (8)% (1,793) (1 6)% 482 11 % Market appreciation (depreciation) and other (5) 2,495 7,850 (25,264) 22,971 8,356 (370) 31,327 5,861 # 31,697 # (14,615) (6 4)% Total wrap ending assets $ 258,729 $ 272,243 $ 251,486 $ 278,794 $ 291,969 $ 258,729 $ 291,969 $ 33,240 13% $ 33,240 13% $ 13,175 5 % Advisory wrap account assets ending balance (6) $ 256,327 $ 269,669 $ 249, 072 $ 276, 077 $ 289, 070 $ 256, 327 $ 289, 070 $ 32,743 13% $ 32,743 13% $ 12,993 5% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) IPI advisors are being included in the employee advisor count. (3) Year-to-date is sum of current and prior quarters for the year under review. (4) Trailing twelve months is the sum of the last four quarters. (5) IPI wrap net flows are included in Net flows starting in Q4 2018. Prior to that, the change in IPI wrap assets was included in Market appreciation (depreciation) and other. (6) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee. # Variance equal to or greater than 100%. Page 13 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Asset Management Segment Page 14 of 51

Ameriprise Financial, Inc.
Asset Management Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons: Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Asset Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 636	$ 657	$ 602	$ 584	$ 607	$ 1,281	$ 1,191	$ (29)	(5)%	$ (90)	(7)%	$ 23	4 %
Distribution fees	110	108	101	98	103	224	201	(7)	(6)%	(23)	(10)%	5	5 %
Net investment income	8	7	2	6	3	10	9	(5)	(63)%	(1)	(10)%	(3)	(50)%
Premiums	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	1	-	1	1	-	18	1	(1)	#	(17)	(94)%	(1)	#
Total revenues	755	772	706	689	713	1,533	1,402	(42)	(6)%	(131)	(9)%	24	3 %
Banking and deposit interest expense	-	-	-	-	1	-	1	1	-	1	-	1	-
Adjusted operating total net revenues	755	772	706	689	712	1,533	1,401	(43)	(6)%	(132)	(9)%	23	3 %
Expenses													
Distribution expenses	241	244	227	223	230	490	453	(11)	(5)%	(37)	(8)%	7	3 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	4	3	3	3	2	7	5	(2)	(50)%	(2)	(29)%	(1)	(33)%
Interest and debt expense	6	5	7	6	7	12	13	1	17 %	1	8 %	1	17 %
General and administrative expense	321	323	316	311	309	646	620	(12)	(4)%	(26)	(4)%	(2)	(1)%
Adjusted operating expenses	572	575	553	543	548	1,155	1,091	(24)	(4)%	(64)	(6)%	5	1 %
Pretax adjusted operating earnings	$ 183	$ 197	$ 153	$ 146	$ 164	$ 378	$ 310	$ (19)	(10)%	$ (68)	(18)%	$ 18	12 %
Pretax adjusted operating margin	24.2 %	25.5 %	21.7 %	21.2 %	23.0 %	24.7 %	22.1 %	(1.2)%		(2.6)%		1.8 %	
Adjusted operating total net revenues	$ 755	$ 772	$ 706	$ 689	$ 712	$ 1,533	$ 1,401	$ (43)	(6)%	$ (132)	(9)%	$ 23	3 %
Distribution pass thru revenues	(196)	(195)	(180)	(179)	(186)	(397)	(365)	10	5 %	32	8 %	(7)	(4)%
Subadvisory and other pass thru revenues	(88)	(90)	(81)	(81)	(81)	(173)	(162)	7	8 %	11	6 %	-	-
Net adjusted operating revenues [1]	$ 471	$ 487	$ 445	$ 429	$ 445	$ 963	$ 874	$ (26)	(6)%	$ (89)	(9)%	$ 16	4 %
Pretax adjusted operating earnings	$ 183	$ 197	$ 153	$ 146	$ 164	$ 378	$ 310	$ (19)	(10)%	$ (68)	(18)%	$ 18	12 %
Adjusted operating net investment income	(8)	(7)	(2)	(6)	(3)	(10)	(9)	5	63 %	1	10 %	3	50 %
Amortization of intangibles	4	5	4	4	4	9	8	-	-	(1)	(11)%	-	-
Net adjusted operating earnings [1]	$ 179	$ 195	$ 155	$ 144	$ 165	$ 377	$ 309	$ (14)	(8)%	$ (68)	(18)%	$ 21	15 %
Net pretax adjusted operating margin [1][2]	38.0 %	40.0 %	34.8 %	33.6 %	37.1 %	39.1 %	35.4 %	(0.9)%		(3.7)%		3.5 %	
Performance Fees [3]													
Performance fees	$ 4	$ 21	$ 7	$ 6	$ 12	$ 7	$ 18	$ 8	#	$ 11	#	$ 6	#
Performance fee related general and administrative expense	1	7	2	3	-	3	3	(1)	#	-	-	(3)	#
Net performance fees	$ 3	$ 14	$ 5	$ 3	$ 12	$ 4	$ 15	$ 9	#	$ 11	#	$ 9	#
Return on Capital													
Allocated capital	$ 1,867	$ 1,858	$ 1,848	$ 1,849	$ 1,844	$ 1,867	$ 1,844	$ (23)	(1)%	$ (23)	(1)%	$ (5)	-
Adjusted operating return on allocated capital [4]	29.3 %	29.5 %	33.0 %	30.6 %	29.8 %	29.3 %	29.8 %	0.5 %		0.5 %		(0.8)%	

[1] See non-GAAP financial information on pg 33.
[2] Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.
[3] Performance fees, which are net of associated compensation, do not include CLO incentive fees.
[4] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.
Variance equal to or greater than 100%.

Page 15 of 51

Ameriprise Financial, Inc.
Asset Management Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Total Managed Assets by Type													
Equity	$ 268,561	$ 273,799	$ 228,950	$ 250,710	$ 252,740	$ 268,561	$ 252,740	$ (15,821)	(6)%	$ (15,821)	(6)%	$ 2,030	1 %
Fixed income	169,136	167,828	160,879	166,092	172,618	169,136	172,618	3,482	2 %	3,482	2 %	6,526	4 %
Money market	6,061	5,505	5,099	5,092	5,340	6,061	5,340	(721)	(12)%	(721)	(12)%	248	5 %
Alternative	4,432	3,393	3,085	3,166	3,154	4,432	3,154	(1,278)	(29)%	(1,278)	(29)%	(12)	-
Hybrid and other	33,882	34,827	32,637	34,052	34,422	33,882	34,422	540	2 %	540	2 %	370	1 %
Total managed assets by type	$ 482,072	$ 485,352	$ 430,650	$ 459,112	$ 468,274	$ 482,072	$ 468,274	$ (13,798)	(3)%	$ (13,798)	(3)%	$ 9,162	2 %
Average Managed Assets by Type (1)													
Equity	$ 268,420	$ 273,172	$ 250,616	$ 244,009	$ 250,129	$ 272,829	$ 246,551	$ (18,291)	(7)%	$ (26,278)	(10)%	$ 6,120	3 %
Fixed income	170,403	168,896	163,733	164,527	168,090	171,722	166,339	(2,313)	(1)%	(5,383)	(3)%	3,563	2 %
Money market	6,071	5,740	5,380	5,029	5,200	5,841	5,118	(871)	(14)%	(723)	(12)%	171	3 %
Alternative	5,045	3,914	3,243	3,132	3,168	5,260	3,147	(1,877)	(37)%	(2,113)	(40)%	36	1 %
Hybrid and other	34,089	34,468	33,688	33,405	34,105	34,508	33,712	16	-	(796)	(2)%	700	2 %
Total average managed assets by type	$ 484,028	$ 486,190	$ 456,660	$ 450,102	$ 460,692	$ 490,160	$ 454,867	$ (23,336)	(5)%	$ (35,293)	(7)%	$ 10,590	2 %
Total Assets Under Advisement (2)	8,860	9,323	10,020	8,854	10,290	8,860	10,290	1,430	16 %	1,430	16 %	1,436	16 %

(1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period.

(2) Assets are presented on a one-quarter lag.

Page 16 of 51

Ameriprise Financial, Inc.
Asset Management Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Managed Assets Rollforward													
Global Retail Funds													
Beginning assets	$ 282,089	$ 282,311	$ 286,369	$ 247,943	$ 267,965	$ 287,803	$ 247,943	$ (14,124)	(5)%	$ (39,860)	(14)%	$ 20,022	8 %
Inflows	13,696	12,660	13,400	11,573	11,456	26,939	23,029	(2,240)	(16)%	(3,910)	(15)%	(117)	(1)%
Outflows	(14,569)	(15,450)	(20,171)	(15,081)	(13,442)	(31,592)	(28,523)	1,127	8 %	3,069	10 %	1,639	11 %
Net VP/VIT fund flows	(689)	(788)	(736)	(759)	(761)	(1,439)	(1,520)	(72)	(10)%	(81)	(6)%	(2)	-
Net new flows	(1,562)	(3,578)	(7,507)	(4,267)	(2,747)	(6,092)	(7,014)	(1,185)	(76)%	(922)	(15)%	1,520	36 %
Reinvested dividends	2,984	551	7,597	555	2,906	3,460	3,461	(78)	(3)%	1	-	2,351	#
Net flows	1,422	(3,027)	90	(3,712)	159	(2,632)	(3,553)	(1,263)	(89)%	(921)	(35)%	3,871	#
Distributions	(3,461)	(742)	(8,917)	(715)	(3,403)	(4,118)	(4,118)	58	2 %	-	-	(2,688)	#
Market appreciation (depreciation) and other	4,723	8,252	(28,738)	24,063	8,595	2,274	32,658	3,872	82 %	30,384	#	(15,468)	(64)%
Foreign currency translation [1]	(2,462)	(425)	(861)	386	(532)	(1,016)	(146)	1,930	78 %	870	86 %	(918)	#
Total ending assets	282,311	286,369	247,943	267,965	272,784	282,311	272,784	(9,527)	(3)%	(9,527)	(3)%	4,819	2 %
% of total retail assets sub-advised	18.0%	17.8%	18.6%	18.4%	18.4%	18.0%	18.4%	0.4 %		0.4 %		(0.1)%	
Global Institutional													
Beginning assets	203,226	199,761	198,983	182,707	191,147	206,755	182,707	(12,079)	(6)%	(24,048)	(12)%	8,440	5 %
Inflows	5,775	4,642	4,812	5,304	4,833	12,120	10,137	(942)	(16)%	(1,983)	(16)%	(471)	(9)%
Outflows	(8,706)	(8,960)	(9,569)	(8,823)	(6,919)	(18,656)	(15,742)	1,787	21 %	2,914	16 %	1,904	22 %
Net flows	(2,931)	(4,318)	(4,757)	(3,519)	(2,086)	(6,536)	(5,605)	845	29 %	931	14 %	1,433	41 %
Market appreciation (depreciation) and other [2]	4,212	4,384	(10,227)	10,742	7,870	1,346	18,612	3,658	87 %	17,266	#	(2,872)	(27)%
Foreign currency translation [1]	(4,746)	(844)	(1,292)	1,217	(1,441)	(1,804)	(224)	3,305	70 %	1,580	88 %	(2,658)	#
Total ending assets	199,761	198,983	182,707	191,147	195,490	199,761	195,490	(4,271)	(2)%	(4,271)	(2)%	4,343	2 %
Total managed assets	$ 482,072	$ 485,352	$ 430,650	$ 459,112	$ 468,274	$ 482,072	$ 468,274	$ (13,798)	(3)%	$ (13,798)	(3)%	$ 9,162	2 %
Total net flows	$ (1,509)	$ (7,345)	$ (4,667)	$ (7,231)	$ (1,927)	$ (9,168)	$ (9,158)	$ (418)	(28)%	$ 10	-	$ 5,304	73 %
Former Parent Company Related [3]													
Retail net new flows	$ (558)	$ (411)	$ (1,258)	$ (278)	$ (295)	$ (1,103)	$ (573)	$ 263	47 %	$ 530	48 %	$ (17)	(6)%
Institutional net new flows	(1,449)	(1,085)	(1,678)	(825)	(688)	(2,478)	(1,513)	761	53 %	965	39 %	137	17 %
Total net new flows	$ (2,007)	$ (1,496)	$ (2,936)	$ (1,103)	$ (983)	$ (3,581)	$ (2,086)	$ 1,024	51 %	$ 1,495	42 %	$ 120	11 %

[1] Amounts represent local currency to US dollar translation for reporting purposes.
[2] Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.
[3] Former parent company related assets and net new flows are included in the rollforwards above.
Variance equal to or greater than 100%.

Page 17 of 51

Ameriprise Financial, Inc.
Asset Management Segment - Columbia
Second Quarter 2019

Mutual Fund Rankings in top 2 Lipper Quartiles

		2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019
Domestic Equity						
Equal weighted	1 year	46 %	43 %	46 %	40 %	49 %
	3 year	59 %	53 %	50 %	50 %	47 %
	5 year	66 %	66 %	63 %	63 %	56 %
Asset weighted	1 year	50 %	54 %	56 %	48 %	66 %
	3 year	54 %	52 %	56 %	58 %	57 %
	5 year	78 %	75 %	68 %	77 %	77 %
International Equity						
Equal weighted	1 year	80 %	80 %	35 %	40 %	55 %
	3 year	65 %	65 %	60 %	65 %	80 %
	5 year	75 %	75 %	60 %	65 %	55 %
Asset weighted	1 year	57 %	67 %	49 %	43 %	68 %
	3 year	50 %	52 %	69 %	80 %	88 %
	5 year	61 %	64 %	65 %	66 %	58 %
Taxable Fixed Income						
Equal weighted	1 year	63 %	78 %	50 %	71 %	82 %
	3 year	72 %	76 %	71 %	75 %	81 %
	5 year	76 %	75 %	75 %	80 %	88 %
Asset weighted	1 year	74 %	85 %	48 %	59 %	67 %
	3 year	74 %	79 %	75 %	76 %	82 %
	5 year	82 %	82 %	82 %	83 %	90 %
Tax Exempt Fixed Income						
Equal weighted	1 year	95 %	84 %	89 %	84 %	89 %
	3 year	84 %	84 %	100 %	100 %	95 %
	5 year	100 %	94 %	89 %	89 %	94 %
Asset weighted	1 year	99 %	84 %	86 %	85 %	98 %
	3 year	91 %	91 %	100 %	100 %	98 %
	5 year	100 %	93 %	98 %	91 %	98 %
Asset Allocation Funds						
Equal weighted	1 year	53 %	50 %	46 %	46 %	54 %
	3 year	62 %	67 %	64 %	55 %	55 %
	5 year	78 %	78 %	100 %	100 %	100 %
Asset weighted	1 year	48 %	47 %	65 %	66 %	70 %
	3 year	50 %	50 %	50 %	50 %	49 %
	5 year	94 %	94 %	100 %	100 %	100 %
Number of 4- or 5-star Morningstar rated funds						
Overall		54	54	52	49	53
3 year		54	52	46	55	51
5 year		50	49	49	52	49
Percent of 4- or 5-star Morningstar rated funds						
Overall		51 %	52 %	50 %	48 %	51 %
3 year		51 %	50 %	44 %	53 %	50 %
5 year		51 %	49 %	49 %	53 %	49 %
Percent of 4- or 5-star Morningstar rated assets						
Overall		58 %	61 %	67 %	54 %	57 %
3 year		50 %	54 %	50 %	53 %	46 %
5 year		51 %	53 %	59 %	61 %	56 %

Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median.

Page 18 of 51

Ameriprise Financial, Inc.
Asset Management Segment - Threadneedle
Second Quarter 2019

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019
Equity						
Equal weighted	1 year	56 %	56 %	40 %	52 %	60 %
	3 year	65 %	61 %	39 %	49 %	57 %
	5 year	73 %	72 %	70 %	73 %	74 %
Asset weighted	1 year	53 %	67 %	51 %	68 %	58 %
	3 year	74 %	69 %	53 %	60 %	57 %
	5 year	75 %	80 %	79 %	80 %	82 %
Fixed Income						
Equal weighted	1 year	77 %	73 %	60 %	72 %	86 %
	3 year	72 %	76 %	76 %	74 %	77 %
	5 year	72 %	80 %	69 %	80 %	88 %
Asset weighted	1 year	94 %	91 %	66 %	91 %	92 %
	3 year	90 %	96 %	94 %	89 %	89 %
	5 year	89 %	92 %	89 %	92 %	93 %
Allocation (Managed) Funds						
Equal weighted	1 year	50 %	75 %	38 %	38 %	67 %
	3 year	88 %	88 %	75 %	75 %	50 %
	5 year	100 %	100 %	86 %	100 %	86 %
Asset weighted	1 year	48 %	95 %	41 %	40 %	58 %
	3 year	99 %	99 %	84 %	84 %	54 %
	5 year	100 %	100 %	95 %	100 %	96 %

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor.

Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Page 19 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Annuities Segment Page 20 of 51

Ameriprise Financial, Inc.
Annuities Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Annuities Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 200	$ 203	$ 189	$ 188	$ 195	$ 400	$ 383	$ (5)	(3)%	$ (17)	(4)%	$ 7	4 %
Distribution fees	88	89	82	84	85	176	169	(3)	(3)%	(7)	(4)%	1	1 %
Net investment income	161	159	160	156	139	325	295	(22)	(14)%	(30)	(9)%	(17)	(11)%
Premiums	27	29	28	34	31	51	65	4	15 %	14	27 %	(3)	(9)%
Other revenues	146	148	154	142	170	283	312	24	16 %	29	10 %	28	20 %
Total revenues	622	628	613	604	620	1,235	1,224	(2)	-	(11)	(1)%	16	3 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	622	628	613	604	620	1,235	1,224	(2)	-	(11)	(1)%	16	3 %
Expenses													
Distribution expenses	113	107	102	104	105	223	209	(8)	(7)%	(14)	(6)%	1	1 %
Interest credited to fixed accounts	115	117	116	109	112	228	221	(3)	(3)%	(7)	(3)%	3	3 %
Benefits, claims, losses and settlement expenses	163	182	164	164	168	319	332	5	3 %	13	4 %	4	2 %
Amortization of deferred acquisition costs	51	33	47	42	46	101	88	(5)	(10)%	(13)	(13)%	4	10 %
Interest and debt expense	10	10	11	11	10	19	21	-	-	2	11 %	(1)	(9)%
General and administrative expense	48	50	54	46	50	97	96	2	4 %	(1)	(1)%	4	9 %
Adjusted operating expenses	500	499	494	476	491	987	967	(9)	(2)%	(20)	(2)%	15	3 %
Pretax adjusted operating earnings	$ 122	$ 129	$ 119	$ 128	$ 129	$ 248	$ 257	$ 7	6 %	$ 9	4 %	$ 1	1 %
Pretax adjusted operating margin	19.6 %	20.5 %	19.4 %	21.2 %	20.8 %	20.1 %	21.0 %	1.2 %		0.9 %		(0.4)%	
Return on Capital													
Allocated capital	$ 1,911	$ 1,886	$ 1,892	$ 1,770	$ 1,741	$ 1,911	$ 1,741	$ (170)	(9)%	$ (170)	(9)%	$ (29)	(2)%
Adjusted operating return on allocated capital [1]	23.2 %	18.6 %	21.9 %	22.2 %	22.9 %	23.2 %	22.9 %	(0.3)%		(0.3)%		0.7 %	

[1] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Page 21 of 51

Ameriprise Financial, Inc.
Annuities Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q	
	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	2018	2019	Diff.	%	Diff.	%	Diff.	%
Product Information													
Variable Annuities													
Pretax adjusted operating earnings	$ 110	$ 123	$ 115	$ 115	$ 119	$ 220	$ 234	$ 9	8 %	$ 14	6 %	$ 4	3 %
Allocated capital [1]	$ 650	$ 650	$ 650	$ 650	$ 650	$ 650	$ 650	$ -	-	$ -	-	$ -	-
Adjusted operating return on allocated capital [2]	62.3 %	49.8 %	59.4 %	59.5 %	60.6 %	62.3 %	60.6 %	(1.7)%		(1.7)%		1.1 %	
Fixed Annuities [3]													
Pretax adjusted operating earnings	$ 12	$ 6	$ 4	$ 13	$ 10	$ 28	$ 23	$ (2)	(17)%	$ (5)	(18)%	$ (3)	(23)%
Allocated capital	$ 1,261	$ 1,236	$ 1,242	$ 1,120	$ 1,091	$ 1,261	$ 1,091	$ (170)	(13)%	$ (170)	(13)%	$ (29)	(3)%
Adjusted operating return on allocated capital [2]	3.3 %	2.6 %	2.6 %	2.4 %	2.3 %	3.3 %	2.3 %	(1.0)%		(1.0)%		(0.1)%	
Variable Annuities Rollforward													
Beginning balance	$ 78,731	$ 78,288	$ 79,444	$ 72,042	$ 76,875	$ 80,340	$ 72,042	$ (1,856)	(2)%	$ (8,298)	(10)%	$ 4,833	7 %
Deposits	1,228	1,063	1,017	867	1,030	2,378	1,897	(198)	(16)%	(481)	(20)%	163	19 %
Withdrawals and terminations	(1,997)	(1,889)	(1,803)	(1,722)	(1,891)	(4,066)	(3,613)	106	5 %	453	11 %	(169)	(10)%
Net flows	(769)	(826)	(786)	(855)	(861)	(1,688)	(1,716)	(92)	(12)%	(28)	(2)%	(6)	(1)%
Investment performance and interest credited	326	1,982	(6,616)	5,688	2,040	(364)	7,728	1,714	#	8,092	#	(3,648)	(64)%
Total ending balance - contract accumulation values	$ 78,288	$ 79,444	$ 72,042	$ 76,875	$ 78,054	$ 78,288	$ 78,054	$ (234)	-	$ (234)	-	$ 1,179	2 %
Variable annuities fixed sub-accounts	$ 5,130	$ 5,127	$ 5,129	$ 5,127	$ 5,114	$ 5,130	$ 5,114	$ (16)	-	$ (16)	-	$ (13)	-
Fixed Deferred Annuities Rollforward													
Beginning balance	$ 9,147	$ 9,003	$ 8,875	$ 8,714	$ 8,588	$ 9,320	$ 8,714	$ (559)	(6)%	$ (606)	(7)%	$ (126)	(1)%
Deposits	60	49	60	89	94	102	183	34	57 %	81	79 %	5	6 %
Withdrawals and terminations	(275)	(248)	(289)	(284)	(260)	(560)	(544)	15	5 %	16	3 %	24	8 %
Net flows	(215)	(199)	(229)	(195)	(166)	(458)	(361)	49	23 %	97	21 %	29	15 %
Policyholder interest credited	71	71	68	68	69	141	137	(2)	(3)%	(4)	(3)%	1	1 %
Total ending balance - contract accumulation values	$ 9,003	$ 8,875	$ 8,714	$ 8,588	$ 8,490	$ 9,003	$ 8,490	$ (513)	(6)%	$ (513)	(6)%	$ (98)	(1)%
Capitalized interest	$ 1	$ (1)	$ 1	$ -	$ -	$ 1	$ -	$ (1)	#	$ (1)	#	$ -	-
Payout Annuities Reserve Balance	$ 2,093	$ 2,089	$ 2,082	$ 2,078	$ 2,072	$ 2,093	$ 2,072	$ (21)	(1)%	$ (21)	(1)%	$ (6)	-
Tax Equivalent Spread - Fixed Deferred Annuities [4]													
Gross rate of return on invested assets [5]	4.2 %	4.1 %	4.1 %	4.0 %	4.0 %	4.2 %	4.0 %	(0.2)%		(0.2)%		-	
Crediting rate excluding capitalized interest	(3.2)%	(3.2)%	(3.2)%	(3.2)%	(3.3)%	(3.2)%	(3.2)%	(0.1)%		-		(0.1)%	
Tax equivalent margin spread	1.0 %	0.9 %	0.9 %	0.8 %	0.7 %	1.0 %	0.8 %	(0.3)%		(0.2)%		(0.1)%	
Total Variable Annuities DAC													
Beginning balance	$ 1,754	$ 1,770	$ 1,803	$ 1,733	$ 1,763	$ 1,747	$ 1,733	$ 9	1 %	$ (14)	(1)%	$ 30	2 %
Capitalization	46	40	39	34	39	88	73	(7)	(15)%	(15)	(17)%	5	15 %
Non adjusted operating amortization	12	14	(63)	28	4	7	32	(8)	(67)%	25	#	(24)	(86)%
Amortization per income statement	(47)	(25)	(44)	(18)	(36)	(92)	(54)	11	23 %	38	41 %	(18)	#
Other	5	4	(2)	(14)	(14)	20	(28)	(19)	#	(48)	#	-	-
Total ending balance	$ 1,770	$ 1,803	$ 1,733	$ 1,763	$ 1,756	$ 1,770	$ 1,756	$ (14)	(1)%	$ (14)	(1)%	$ (7)	-
Total Fixed Deferred Annuities DAC													
Beginning balance	$ 83	$ 87	$ 84	$ 81	$ 64	$ 71	$ 81	$ (19)	(23)%	$ 10	14 %	$ (17)	(21)%
Capitalization	1	-	2	1	3	2	4	2	#	2	#	2	#
Non adjusted operating amortization	-	-	(1)	-	-	-	-	-	-	-	-	-	-
Amortization per income statement	(4)	(8)	(3)	(6)	(4)	(9)	(10)	-	-	(1)	(11)%	2	33 %
Other	7	5	(1)	(12)	(10)	23	(22)	(17)	#	(45)	#	2	17 %
Total ending balance	$ 87	$ 84	$ 81	$ 64	$ 53	$ 87	$ 53	$ (34)	(39)%	$ (34)	(39)%	$ (11)	(17)%

(1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3) Includes payout annuities.

(4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5) In the 2nd quarter of 2018 through the 2nd quarter of 2019, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.1%, 4.1%, 4.0%, 4.0% and 3.9% respectively.

Variance equal to or greater than 100%.

Page 22 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Protection Segment Page 23 of 51

Ameriprise Financial, Inc. Protection Segment Second Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2018 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Protection Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 12 $ 12 $ 11 $ 11 $ 11 $ 24 $ 22 $ (1) (8)% $ (2) (8)% $ - - Distribution fees 23 23 24 23 23 46 46 - - - - - - Net investment income 73 73 73 78 76 143 154 3 4% 11 8% (2) (3)% Premiums 50 51 51 50 51 102 101 1 2% (1) (1)% 1 2 % Other revenues 97 169 101 100 98 193 198 1 1% 5 3% (2) (2)% Total revenues 255 328 260 262 259 508 521 4 2% 13 3% (3) (1)% Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 255 328 260 262 259 508 521 4 2% 13 3% (3) (1)% Expenses Distribution expenses 13 12 12 11 11 24 22 (2) (15)% (2) (8)% - - Interest credited to fixed accounts 48 52 51 52 52 97 104 4 8% 7 7% - - Benefits, claims, losses and settlement expenses 78 171 77 74 81 156 155 3 4% (1) (1)% 7 9 % Amortization of deferred acquisition costs 15 (6) 14 14 13 27 27 (2) (13)% - - (1) (7)% Interest and debt expense 4 4 3 4 4 7 8 - - 1 14% - - General and administrative expense 34 35 36 33 33 69 66 (1) (3)% (3) (4)% - - Adjusted operating expenses 192 268 193 188 194 380 382 2 1% 2 1% 6 3 % Pretax adjusted operating earnings $ 63 $ 60 $ 67 $ 74 $ 65 $ 128 $ 139 $ 2 3% $ 11 9% $ (9) (12)% Pretax adjusted operating margin 24.7% 18.3% 25.8% 28.2% 25.1% 25.2% 26.7% 0.4% 1.5% (3.1)% Return on Capital Allocated capital $ 799 $ 759 $ 850 $ 773 $ 743 $ 799 $ 743 $ (56) (7)% $ (56) (7)% $ (30) (4)% Adjusted operating return on allocated capital (1) 21.3% 23.3% 27. 2% 27. 6% 28. 3% 21. 3% 28. 3% 7 .0% 7 .0% 0 .7% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Page 24 of 51

Ameriprise Financial, Inc.
Protection Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Cash Sales													
VUL / UL [(1)]	$ 75	$ 76	$ 75	$ 56	$ 70	$ 146	$ 126	$ (5)	(7)%	$ (20)	(14)%	$ 14	25 %
Term and whole life	2	2	2	2	2	4	4	-	-	-	-	-	-
Disability insurance	1	1	-	1	1	2	2	-	-	-	-	-	-
Total cash sales	$ 78	$ 79	$ 77	$ 59	$ 73	$ 152	$ 132	$ (5)	(6)%	$ (20)	(13)%	$ 14	24 %
VUL / UL Policyholder Account Balances													
Beginning balance	$ 12,465	$ 12,541	$ 12,763	$ 11,951	$ 12,578	$ 12,534	$ 11,951	$ 113	1 %	$ (583)	(5)%	$ 627	5 %
Premiums and deposits	261	248	260	231	248	509	479	(13)	(5)%	(30)	(6)%	17	7 %
Investment performance and interest	140	301	(758)	720	270	154	990	130	93 %	836	#	(450)	(63)%
Withdrawals and surrenders	(326)	(326)	(316)	(324)	(305)	(656)	(629)	21	6 %	27	4 %	19	6 %
Other	1	(1)	2	-	(1)	-	(1)	(2)	#	(1)	-	(1)	-
Total ending balance	$ 12,541	$ 12,763	$ 11,951	$ 12,578	$ 12,790	$ 12,541	$ 12,790	$ 249	2 %	$ 249	2 %	$ 212	2 %
Premiums by Product													
Term and whole life	$ 11	$ 11	$ 10	$ 11	$ 11	$ 22	$ 22	$ -	-	$ -	-	$ -	-
Disability insurance	35	34	35	33	34	69	67	(1)	(3)%	(2)	(3)%	1	3 %
Intercompany premiums	4	6	6	6	6	11	12	2	50 %	1	9 %	-	-
Total premiums by product	$ 50	$ 51	$ 51	$ 50	$ 51	$ 102	$ 101	$ 1	2 %	$ (1)	(1)%	$ 1	2 %
DAC Rollforward													
Life and Health													
Beginning balance	$ 862	$ 891	$ 926	$ 944	$ 926	$ 839	$ 944	$ 64	7 %	$ 105	13 %	$ (18)	(2)%
Capitalization	20	22	21	19	20	40	39	-	-	(1)	(3)%	1	5 %
Non adjusted operating amortization	8	4	(1)	11	6	(1)	17	(2)	(25)%	18	#	(5)	(45)%
Amortization per income statement	(15)	6	(14)	(14)	(13)	(27)	(27)	2	13 %	-	-	1	7 %
Other	16	3	12	(34)	(39)	40	(73)	(55)	#	(113)	#	(5)	(15)%
Total ending balance	$ 891	$ 926	$ 944	$ 926	$ 900	$ 891	$ 900	$ 9	1 %	$ 9	1 %	$ (26)	(3)%
Life Insurance in Force	$ 195,530	$ 195,369	$ 195,146	$ 194,888	$ 194,976	$ 195,530	$ 194,976	$ (554)	-	$ (554)	-	$ 88	-
Net Amount at Risk	$ 40,471	$ 40,035	$ 40,629	$ 39,800	$ 39,472	$ 40,471	$ 39,472	$ (999)	(2)%	$ (999)	(2)%	$ (328)	(1)%
Net Policyholder Reserves													
VUL / UL	$ 11,857	$ 12,116	$ 11,243	$ 11,975	$ 12,232	$ 11,857	$ 12,232	$ 375	3 %	$ 375	3 %	$ 257	2 %
Term and whole life	193	191	189	188	186	193	186	(7)	(4)%	(7)	(4)%	(2)	(1)%
Disability insurance	521	523	524	523	519	521	519	(2)	-	(2)	-	(4)	(1)%
Other insurance	731	723	715	706	700	731	700	(31)	(4)%	(31)	(4)%	(6)	(1)%
Total net policyholder reserves	$ 13,302	$ 13,553	$ 12,671	$ 13,392	$ 13,637	$ 13,302	$ 13,637	$ 335	3 %	$ 335	3 %	$ 245	2 %

(1) Includes lump sum deposits.

Variance equal to or greater than 100%.

Page 25 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Corporate & Other Segment Page 26 of 51

Ameriprise Financial, Inc.
Corporate & Other Segment
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Product Information [1]													
Corporate excluding Long Term Care and Auto & Home													
Adjusted operating total net revenues	$ (11)	$ (22)	$ (6)	$ (14)	$ (11)	$ (20)	$ (25)	$ -	-	$ (5)	(25)%	$ 3	21 %
Adjusted operating expenses	49	46	41	64	68	98	132	19	39 %	34	35 %	4	6 %
Pretax adjusted operating earnings (loss)	$ (60)	$ (68)	$ (47)	$ (78)	$ (79)	$ (118)	$ (157)	$ (19)	(32)%	$ (39)	(33)%	$ (1)	(1)%
Long Term Care													
Adjusted operating total net revenues	$ 67	$ 69	$ 72	$ 68	$ 68	$ 133	$ 136	$ 1	1 %	$ 3	2 %	$ -	-
Adjusted operating expenses	72	122	77	62	64	136	126	(8)	(11)%	(10)	(7)%	2	3 %
Pretax adjusted operating earnings (loss)	$ (5)	$ (53)	$ (5)	$ 6	$ 4	$ (3)	$ 10	$ 9	#	$ 13	#	$ (2)	(33)%
Allocated capital	$ 696	$ 686	$ 714	$ 697	$ 699	$ 696	$ 699	$ 3	-	$ 3	-	$ 2	-
Auto and Home Insurance													
Pretax adjusted operating earnings (loss)	$ (19)	$ 1	$ 3	$ 9	$ 14	$ (14)	$ 23	$ 33	#	$ 37	#	$ 5	56 %
Allocated capital	$ 656	$ 626	$ 627	$ 632	$ 638	$ 656	$ 638	$ (18)	(3)%	$ (18)	(3)%	$ 6	1 %
Adjusted operating return on allocated capital [2]	(2.1)%	(2.9)%	(1.3)%	(0.8)%	3.5 %	(2.1)%	3.5 %	5.6 %		5.6 %		4.3 %	
Total Auto and Home catastrophe losses	$ 40	$ 16	$ 12	$ 14	$ 18	$ 54	$ 32	$ (22)	(55)%	$ (22)	(41)%	$ 4	29 %
Cash Sales													
Auto and home	273	297	268	284	286	546	570	13	5 %	24	4 %	2	1 %
Premiums													
Auto and home	260	265	266	270	276	509	546	16	6 %	37	7 %	6	2 %
Net Policyholder Reserves													
Auto and home loss and LAE reserves	631	628	604	599	587	631	587	(44)	(7)%	(44)	(7)%	(12)	(2)%
Auto and Home Insurance Details													
Policy count (thousands)	911	883	861	853	850	911	850	(61)	(7)%	(61)	(7)%	(3)	-
Catastrophe loss ratio	15.6 %	6.4 %	4.7 %	5.1 %	6.6 %	10.7 %	5.9 %	(9.0)%		(4.8)%		1.5 %	
Non-catastrophe /other loss ratio	79.8 %	80.2 %	81.2 %	78.5 %	77.1 %	79.9 %	77.7 %	(2.7)%		(2.2)%		(1.4)%	
Expense ratio	17.6 %	18.4 %	18.4 %	18.3 %	16.9 %	17.8 %	17.6 %	(0.7)%		(0.2)%		(1.4)%	
Combined ratio	113.0 %	105.0 %	104.3 %	101.9 %	100.6 %	108.4 %	101.2 %	(12.4)%		(7.2)%		(1.3)%	

(1) See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care and Auto & Home

(2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Variance equal to or greater than 100%.

Page 27 of 51

Ameriprise Financial, Inc.
Eliminations [(1)]
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons: Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Eliminations Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ (34)	$ (34)	$ (34)	$ (33)	$ (35)	$ (68)	$ (68)	$ (1)	(3)%	$ -	-	$ (2)	(6)%
Distribution fees	(320)	(310)	(298)	(288)	(303)	(635)	(591)	17	5 %	44	7 %	(15)	(5)%
Net investment income	(1)	(3)	(2)	(5)	(5)	(2)	(10)	(4)	#	(8)	#	-	-
Premiums	(8)	(9)	(9)	(9)	(8)	(16)	(17)	-	-	(1)	(6)%	1	11 %
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	(363)	(356)	(343)	(335)	(351)	(721)	(686)	12	3 %	35	5 %	(16)	(5)%
Banking and deposit interest expense	(1)	(2)	(2)	(2)	(2)	(2)	(4)	(1)	#	(2)	#	-	-
Adjusted operating total net revenues	(362)	(354)	(341)	(333)	(349)	(719)	(682)	13	4 %	37	5 %	(16)	(5)%
Expenses													
Distribution expenses	(344)	(333)	(321)	(310)	(324)	(681)	(634)	20	6 %	47	7 %	(14)	(5)%
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(4)	(3)	(2)	(4)	(5)	(8)	(9)	(1)	(25)%	(1)	(13)%	(1)	(25)%
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	-	-	(1)	(3)	(4)	-	(7)	(4)	-	(7)	-	(1)	(33)%
General and administrative expense	(14)	(18)	(17)	(16)	(16)	(30)	(32)	(2)	(14)%	(2)	(7)%	-	-
Adjusted operating expenses	(362)	(354)	(341)	(333)	(349)	(719)	(682)	13	4 %	37	5 %	(16)	(5)%
Pretax adjusted operating earnings	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Variance equal to or greater than 100%.

Page 28 of 51

Statistical Supplement Package (unaudited) Second Quarter 2019 Balance Sheet and Ratings Information Page 29 of 51

Ameriprise Financial, Inc.
Consolidated Balance Sheets
Second Quarter 2019

(in millions, unaudited)

	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Assets					
Cash and cash equivalents	$ 2,431	$ 2,389	$ 2,931	$ 3,259	$ 4,302
Cash of consolidated investment entities	151	89	166	88	59
Investments	35,297	35,610	35,825	33,463	35,300
Investments of consolidated investment entities	1,297	1,310	1,706	1,740	1,707
Separate account assets	85,258	86,592	77,925	83,571	84,926
Receivables	5,913	6,042	6,173	7,434	7,412
Receivables of consolidated investment entities	17	5	12	28	23
Deferred acquisition costs	2,768	2,832	2,776	2,757	2,713
Restricted and segregated cash and investments	2,591	2,493	2,910	2,564	2,377
Other assets	7,545	7,828	6,792	7,472	7,832
Other assets of consolidated investment entities	-	1	-	-	-
Assets held for sale	-	-	-	2,027	2,027
Total Assets	$ 143,268	$ 145,191	$ 137,216	$ 144,403	$ 148,678
Liabilities					
Policyholder account balances, future policy benefits and claims	$ 29,255	$ 29,204	$ 30,124	$ 29,463	$ 30,183
Separate account liabilities	85,258	86,592	77,925	83,571	84,926
Customer deposits	10,428	10,758	11,545	11,520	13,273
Short-term borrowings	201	201	201	201	201
Long-term debt	2,875	2,870	2,867	3,394	3,104
Debt of consolidated investment entities	1,416	1,370	1,743	1,731	1,707
Accounts payable and accrued expenses	1,749	1,867	1,862	1,596	1,686
Other liabilities	6,426	6,697	5,239	5,808	6,366
Other liabilities of consolidated investment entities	28	14	122	105	61
Assets held for sale	-	-	-	1,171	1,141
Total Liabilities	137,636	139,573	131,628	138,560	142,648
Equity					
Ameriprise Financial					
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	8,171	8,214	8,260	8,270	8,337
Retained earnings	12,126	12,498	12,909	13,172	13,530
Treasury stock	(14,489)	(14,853)	(15,293)	(15,637)	(16,109)
Accumulated other comprehensive income, net of tax	(179)	(244)	(291)	35	269
Total Equity	5,632	5,618	5,588	5,843	6,030
Total Liabilities and Equity	$ 143,268	$ 145,191	$ 137,216	$ 144,403	$ 148,678

Page 30 of 51

Ameriprise Financial, Inc. Capital and Ratings Information Second Quarter 2019 (in millions unless otherwise noted, unaudited) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Long-term Debt Summary Senior notes $ 2,850 $ 2,850 $ 2,850 $ 3,350 $ 3,050 Finance Lease Liabilities 31 28 25 55 64 Fair value of hedges, unamortized discount and debt issuance costs (6) (8) (8) (11) (10) Total Ameriprise Financial long-term debt 2,875 2,870 2,867 3,394 3,104 Non-recourse debt of consolidated investment entities 1,416 1,370 1,743 1,731 1,707 Total long-term debt $ 4,291 $ 4,240 $ 4,610 $ 5,125 $ 4,811 Total Ameriprise Financial long-term debt $ 2,875 $ 2,870 $ 2,867 $ 3,394 $ 3,104 Fair value of hedges, unamortized discount and debt issuance costs 6 8 8 11 10 Finance lease liabilities (31) (28) (25) (55) (64) Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities (1) $ 2,850 $ 2,850 $ 2,850 $ 3,350 $ 3,050 Total equity (2) $ 5,632 $ 5,618 $ 5,588 $ 5, 843 $ 6, 030 Equity of consolidated investment entities (1) 1 (1) (1) (1) (1) Total equity excluding CIEs $ 5,631 $ 5,619 $ 5, 587 $ 5, 842 $ 6, 029 Total Ameriprise Financial capital $ 8,507 $ 8,488 $ 8,455 $ 9,237 $ 9,134 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) $ 8,481 $ 8,469 $ 8,437 $ 9,192 $ 9,079 Debt to capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.8% 33.8% 33.9% 36.7% 34.0 % Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) 33.6% 33.7% 33.8% 36.4% 33.6 % A.M. Best Standard & Poor’s Rating Moody’s Investors Ratings (as of June 30, 2019 earnings release date) Company Services Service, Inc. Claims Paying Ratings (3) RiverSource Life Insurance Company A+ AA- Aa3 IDS Property Casualty Ins. Company A N/R N/R Ameriprise Captive Insurance Company A N/R N/R Debt Ratings (3) Ameriprise Financial, Inc. a- A A3 (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48. (2) Includes accumulated other comprehensive income, net of tax. (3) For the most current ratings information, please see the individual rating agency's website. N/R - Not Rated. Page 31 of 51

Ameriprise Financial, Inc.
Ameriprise Financial Investments (1)
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Cash and cash equivalents	$ 2,431	$ 2,389	$ 2,931	$ 3,259	$ 4,302
Investments - Ending Balances					
Available-for-Sale Securities					
Corporate debt securities	14,252	14,391	14,066	12,938	12,660
Residential mortgage backed securities	5,986	6,225	6,329	6,301	7,770
Commercial mortgage backed securities	4,584	4,595	4,877	4,801	5,158
Asset backed securities	1,575	1,477	1,398	1,303	1,559
Total mortgage and other asset backed securities	12,145	12,297	12,604	12,405	14,487
State and municipal obligations	2,370	2,359	2,345	1,424	1,443
US government and agency obligations	1,424	1,495	1,745	1,710	1,763
Foreign government bonds and obligations	268	298	298	287	289
Total other	4,062	4,152	4,388	3,421	3,495
Total available-for-sale securities	30,459	30,840	31,058	28,764	30,642
Commercial mortgage loans	2,708	2,703	2,715	2,663	2,681
Allowance for loan losses	(19)	(19)	(19)	(19)	(19)
Commercial mortgage loans, net	2,689	2,684	2,696	2,644	2,662
Policy loans	851	854	861	854	861
Other investments	1,298	1,232	1,210	1,201	1,135
Total investments	35,297	35,610	35,825	33,463	35,300
Total cash, cash equivalents and investments	$ 37,728	$ 37,999	$ 38,756	$ 36,722	$ 39,602
Net unrealized gain Available-for-Sale Securities	$ 607	$ 497	$ 387	$ 993	$ 1,551
AFS Fixed Maturity Asset Quality - %					
AAA	40 %	41 %	43 %	46 %	50 %
AA	6 %	6 %	5 %	5 %	4 %
AFS securities AA and above	46 %	47 %	48 %	51 %	54 %
A	15 %	14 %	13 %	11 %	12 %
BBB	36 %	36 %	36 %	35 %	31 %
Below investment grade	3 %	3 %	3 %	3 %	3 %
Total AFS fixed maturity asset quality - %	100 %	100 %	100 %	100 %	100 %
Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	4 %	4 %	3 %	4 %	4 %

(1) Investments excluding investments of CIEs.

Page 32 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. Page 33 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life and disability income. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. We issue insurance policies through our life insurance subsidiaries. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance- related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business and IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. Page 34 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of CIEs, net of tax; integration and restructuring charges, net of tax; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization, net of tax; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization, net of tax; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual, net of tax; the mean reversion related impacts, net of tax; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments, net of tax; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual, net of tax; and income (loss) from discontinued operations. Adjusted Operating Expenses - Total expenses excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization; the mean reversion related impacts; net realized investment gains or losses, net of DSIC and DAC amortization. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on indexed universal life benefits, net of unearned revenue amortization and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, unearned revenue amortization and the reinsurance accrual. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Advisement - Assets under advisement include external client assets for which we provide advisory services, such as model portfolios. We earn a fee on these assets but do not have full discretionary authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide advisory services such as model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. Page 35 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Mean Reversion Related Impacts - The impact on variable annuity and variable universal life for the difference between assumed and updated separate account investment performance on DAC, DSIC, and unearned revenue amortization, reinsurance accrual, and additional insurance benefit reserves. The updated separate account investment performance includes actual investment performance in the current period and the impact of changes in financial market conditions on the assumptions for future investment performance. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. Page 36 of 51

Exhibit A Statistical Supplement Package (unaudited) Second Quarter 2019 Disclosed Items Page 37 of 51

Ameriprise Financial, Inc.
Disclosed Items
2 Qtr 2019

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Annuities: Mean Reversion Related Impacts [1]	Annuities: Market Impact on Fixed Index Annuity Benefits [2]	Annuities: Market Impact on VA Guaranteed Benefits [3]	Protection: Mean Reversion Related Impacts [1]	Protection: Securities Gains/(Losses) [4]	Protection: Market Impact on Indexed Universal Life Benefits [5]	Corporate and Eliminations: CIEs [6]	Corporate and Eliminations: Securities Gains/(Losses) [4]	Corporate and Eliminations: Market Impact of Hedges on Investments [7]	Corporate and Eliminations: Integration/Restructuring Charges [8]
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ (1)	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	-	-	-	-	1	-	25	(1)	(18)	-
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	(8)	-	-	-	-
Total revenues	-	-	-	-	1	(8)	24	(1)	(18)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Total net revenues	-	-	-	-	1	(8)	24	(1)	(18)	-
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	(1)	-	-	-	23	-	-	-	-
Benefits, claims, losses and settlement expenses	(11)	-	64	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	(6)	-	(4)	(1)	-	(5)	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	22	-	-	-
General and administrative expense	-	-	-	-	-	-	1	-	-	2
Total expenses	(17)	(1)	60	(1)	-	18	23	-	-	2
Pretax segment income (loss)	$ 17	$ 1	$ (60)	$ 1	$ 1	$ (26)	$ 1	$ (1)	$ (18)	$ (2)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Corporate: Auto & Home Catastrophe Losses [9]	Consolidated: Excess Tax Benefits from Share-Based Payments [10]
Revenues		
Management and financial advice fees	$ -	$ -
Distribution fees	-	-
Net investment income	-	-
Premiums	-	-
Other revenues	-	-
Total revenues	-	-
Banking and deposit interest expense	-	-
Adjusted operating total net revenue	-	-
Expenses		
Distribution expenses	-	-
Interest credited to fixed accounts	-	-
Benefits, claims, losses and settlement expenses	18	-
Amortization of deferred acquisition costs	-	-
Interest and debt expense	-	-
General and administrative expense	-	-
Adjusted operating expenses	18	-
Pretax adjusted operating earnings	$ (18)	$ -
Tax benefit (expense)		$ 3

(1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Fixed index annuity benefit impacts include:
- $1 million net benefit related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(3) Variable annuity guaranteed benefit impacts include:
- $64 million net expense related to hedged variable annuity benefits
- $4 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(5) Indexed universal life benefit impacts include:
- $23 million net expense related to hedged indexed universal life benefits
- $5 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(9) Total auto and home catastrophe losses

(10) Excess tax benefits (deficiencies) related to share-based compensation

Page 38 of 51

Ameriprise Financial, Inc.
Disclosed Items
1 Qtr 2019

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Asset Management	Annuities			Protection			Corporate and Eliminations		
	Securities Gains/(Losses) [1]	Mean Reversion Related Impacts [2]	Securities Gains/(Losses) [1]	Market Impact on VA Guaranteed Benefits [3]	Mean Reversion Related Impacts [2]	Securities Gains/(Losses) [1]	Market Impact on Indexed Universal Life Benefits [4]	CIEs [5]	Market Impact of Hedges on Investments [6]	Integration/Restructuring Charges [7]
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	(1)	-	12	-	-	(2)	-	23	(10)	(3)
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	(17)	-	-	-
Total revenues	(1)	-	12	-	-	(2)	(17)	21	(10)	(3)
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Total net revenues	(1)	-	12	-	-	(2)	(17)	21	(10)	(3)
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	43	-	-	-
Benefits, claims, losses and settlement expenses	-	(16)	-	170	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	(18)	-	(28)	(2)	-	(9)	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	20	-	-
General and administrative expense	-	-	-	-	-	-	-	1	-	4
Total expenses	-	(34)	-	142	(2)	-	34	21	-	4
Pretax segment income (loss)	$ (1)	$ 34	$ 12	$ (142)	$ 2	$ (2)	$ (51)	$ -	$ (10)	$ (7)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Corporate	Consolidated
	Auto & Home Catastrophe Losses [8]	Excess Tax Benefits from Share-Based Payments [9]
Revenues		
Management and financial advice fees	$ -	$ -
Distribution fees	-	-
Net investment income	-	-
Premiums	-	-
Other revenues	-	-
Total revenues	-	-
Banking and deposit interest expense	-	-
Adjusted operating total net revenues	-	-
Expenses		
Distribution expenses	-	-
Interest credited to fixed accounts	-	-
Benefits, claims, losses and settlement expenses	14	-
Amortization of deferred acquisition costs	-	-
Interest and debt expense	-	-
General and administrative expense	-	-
Adjusted operating expenses	14	-
Pretax adjusted operating earnings	$ (14)	$ -
Tax benefit (expense)		$ 5

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Variable annuity guaranteed benefit impacts include:

$170 million net expense related to hedged variable annuity benefits

$28 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4) Indexed universal life benefit impacts include:

$43 million net expense related to hedged indexed universal life benefits

$9 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$17 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5) Reflects revenues and expenses of Consolidated Investment Entities

(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(8) Total auto and home catastrophe losses

(9) Excess tax benefits (deficiencies) related to share-based compensation

Page 39 of 51

Ameriprise Financial, Inc.
Disclosed Items
4 Qtr 2018

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management	Annuities				Protection			Corporate and Eliminations			
	Securities Gains/(Losses) (1)	Mean Reversion Related Impacts (2)	Securities Gains/(Losses) (1)	Market Impact on VA Guaranteed Benefits (3)	Market Impact on Fixed Index Annuity Benefits (4)	Mean Reversion Related Impacts (2)	Securities Gains/(Losses) (1)	Market Impact on Indexed Universal Life Benefits (5)	Securities Gains/(Losses) (1)	CIEs (6)	Market Impact of Hedges on Investments (7)	Integration Charges (8)
Revenues												
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	(1)	-	3	-	-	-	(3)	-	(4)	36	(16)	-
Premiums	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-	(2)	-	-	-	-
Total revenues	(1)	-	3	-	-	-	(3)	(2)	(4)	34	(16)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-
Total net revenues	(1)	-	3	-	-	-	(3)	(2)	(4)	34	(16)	-
Expenses												
Distribution expenses	-	-	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	(1)	-	-	9	-	-	-	-
Benefits, claims, losses and settlement expenses	-	39	-	(133)	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	29	1	34	-	3	-	(2)	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	-	-	32	-	-
General and administrative expense	-	-	-	-	-	-	-	-	-	3	-	3
Total expenses	-	68	1	(99)	(1)	3	-	7	-	35	-	3
Pretax segment income (loss)	$ (1)	$ (68)	$ 2	$ 99	$ 1	$ (3)	$ (3)	$ (9)	$ (4)	$ (1)	$ (16)	$ (3)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Corporate			Consolidated
	Auto & Home Catastrophe Losses (9)	Department of Labor Implementation Costs (10)	Severance Expense (11)	Excess Tax Benefits from Share-Based Payments (12)
Revenues				
Management and financial advice fees	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-
Net investment income	-	-	-	-
Premiums	-	-	-	-
Other revenues	-	-	-	-
Total revenues	-	-	-	-
Banking and deposit interest expense	-	-	-	-
Adjusted operating total net revenues	-	-	-	-
Expenses				
Distribution expenses	-	-	-	-
Interest credited to fixed accounts	-	-	-	-
Benefits, claims, losses and settlement expenses	12	-	-	-
Amortization of deferred acquisition costs	-	-	-	-
Interest and debt expense	-	-	-	-
General and administrative expense	-	1	1	-
Adjusted operating expenses	12	1	1	-
Pretax adjusted operating earnings	$ (12)	$ (1)	$ (1)	$ -
Tax benefit (expense)				$ 2

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Variable annuity guaranteed benefit impacts include:

$133 million net benefit related to hedged variable annuity benefits

$34 million increase in DAC and DSIC amortization resulting from hedged benefits

(4) Fixed index annuity benefit impacts include:

$1 million net benefit related to hedged fixed index annuity benefits

$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(5) Indexed universal life benefit impacts include:

$9 million net expense related to hedged indexed universal life benefits

$2 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(9) Total auto and home catastrophe losses

(10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11) Severance expense

(12) Excess tax benefits (deficiencies) related to share-based compensation

Page 40 of 51

Ameriprise Financial, Inc.
Disclosed Items
3 Qtr 2018

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Annuities: Mean Reversion Related Impacts [1]	Annuities: Securities Gains/(Losses) [2]	Annuities: Market Impact on VA Guaranteed Benefits [3]	Annuities: Market Impact on Fixed Index Annuity Benefits [4]	Protection: Market Impact on Indexed Universal Life Benefits [5]	Corporate and Eliminations: Securities Gains/(Losses) [2]	Corporate and Eliminations: CIEs [6]	Corporate and Eliminations: Market Impact of Hedges on Investments [7]	Corporate and Eliminations: Integration Charges [8]
Revenues									
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-
Net investment income	-	3	-	-	-	1	24	6	-
Premiums	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	(8)	-	-	-	-
Total revenues	-	3	-	-	(8)	1	22	6	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-
Total net revenues	-	3	-	-	(8)	1	22	6	-
Expenses									
Distribution expenses	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	9	-	-	-	-
Benefits, claims, losses and settlement expenses	(16)	-	51	-	-	-	-	-	-
Amortization of deferred acquisition costs	(8)	-	(6)	-	(4)	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	19	-	-
General and administrative expense	-	-	-	-	-	-	3	-	9
Total expenses	(24)	-	45	-	5	-	22	-	9
Pretax segment income (loss)	$ 24	$ 3	$ (45)	$ -	$ (13)	$ 1	$ -	$ 6	$ (9)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Annuities: Valuation Assumption & Model Changes [9]	Protection: Valuation Assumption & Model Changes [9]	Protection: Modification of costs within Reinsurance Contract [10]	Corporate: Auto & Home Catastrophe Losses [11]	Corporate: Valuation Assumption & Model Changes [9]	Corporate: Department of Labor Implementation Costs [12]	Corporate: Affordable Housing Investment Adjustment [13]	Consolidated: Excess Tax Benefits from Share-Based Payments [14]	Consolidated: Tax Benefit [15]
Revenues									
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	(7)	-	-
Premiums	-	-	-	-	-	-	-	-	-
Other revenues	-	78	(10)	-	-	-	-	-	-
Total revenues	-	78	(10)	-	-	-	(7)	-	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	-	78	(10)	-	-	-	(7)	-	-
Expenses									
Distribution expenses	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	18	101	-	16	52	-	-	-	-
Amortization of deferred acquisition costs	(17)	(18)	-	-	-	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	-	-
General and administrative expense	-	-	-	-	-	1	-	-	-
Adjusted operating expenses	1	83	-	16	52	1	-	-	-
Pretax adjusted operating earnings	$ (1)	$ (5)	$ (10)	$ (16)	$ (52)	$ (1)	$ (7)	$ -	$ -
Tax benefit (expense)								$ 2	$ 20

(1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(3) Variable annuity guaranteed benefit impacts include:

- $51 million net expense related to hedged variable annuity benefits
- $6 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4) Fixed index annuity benefit impacts include:

- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(5) Indexed universal life benefit impacts include:

- $9 million net expense related to hedged indexed universal life benefits
- $4 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(10) Life & health unfavorable expense related to a modification of costs within a reinsurance contract

(11) Total auto and home catastrophe losses

(12) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(13) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

(14) Excess tax benefits (deficiencies) related to share-based compensation

(15) Tax benefit related to discrete items from prior year returns.

Page 41 of 51

Ameriprise Financial, Inc.
Disclosed Items
2 Qtr 2018

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Annuities				Protection			Corporate and Eliminations		
	Mean Reversion Related Impacts (1)	Securities Gains/(Losses) (2)	Market Impact on VA Guaranteed Benefits (3)	Market Impact on Fixed Index Annuity Benefits (4)	Mean Reversion Related Impacts (1)	Securities Gains/(Losses) (2)	Market Impact on Indexed Universal Life Benefits (5)	CIEs (6)	Market Impact of Hedges on Investments (7)	Integration Charges (8)
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	-	4	-	-	-	1	-	51	5	-
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	(10)	-	-	-
Total revenues	-	4	-	-	-	1	(10)	49	5	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Total net revenues	-	4	-	-	-	1	(10)	49	5	-
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	17	-	-	-
Benefits, claims, losses and settlement expenses	(5)	-	90	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	(2)	-	(10)	-	(1)	-	(7)	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	49	-	-
General and administrative expense	-	-	-	-	-	-	-	-	-	4
Total expenses	(7)	-	80	-	(1)	-	10	49	-	4
Pretax segment income (loss)	$ 7	$ 4	$ (80)	$ -	$ 1	$ 1	$ (20)	$ -	$ 5	$ (4)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Corporate		Consolidated
	Auto & Home Catastrophe Losses (9)	Department of Labor Implementation Costs (10)	Excess Tax Benefits from Share-Based Payments (11)
Revenues			
Management and financial advice fees	$ -	$ -	$ -
Distribution fees	-	-	-
Net investment income	-	-	-
Premiums	-	-	-
Other revenues	-	-	-
Total revenues	-	-	-
Banking and deposit interest expense	-	-	-
Adjusted operating total net revenues	-	-	-
Expenses			
Distribution expenses	-	-	-
Interest credited to fixed accounts	-	-	-
Benefits, claims, losses and settlement expenses	40	-	-
Amortization of deferred acquisition costs	-	-	-
Interest and debt expense	-	-	-
General and administrative expense	-	3	-
Adjusted operating expenses	40	3	-
Pretax adjusted operating earnings	$ (40)	$ (3)	$ -
Tax benefit (expense)			$ 1

(1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(3) Variable annuity guaranteed benefit impacts include:

$90 million net expense related to hedged variable annuity benefits

$10 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4) Fixed index annuity benefit impacts include:

$0 million net expense related to hedged fixed index annuity benefits

$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(5) Indexed universal life benefit impacts include:

$17 million net expense related to hedged indexed universal life benefits

$7 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$10 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(9) Total auto and home catastrophe losses

(10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11) Excess tax benefits (deficiencies) related to share-based compensation

Page 42 of 51

Exhibit B Statistical Supplement Package (unaudited) Second Quarter 2019 Corporate & Other Segment Details Page 43 of 51

Ameriprise Financial, Inc.
Corporate Excluding Long Term Care and Auto & Home
Second Quarter 2019

(in millions unless otherwise noted, unaudited)	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons: Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Corporate Excluding Long Term Care Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ (1)	$ -	$ (1)	$ (1)	-	$ (1)	-	$ (1)	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	(10)	(22)	(6)	(14)	(10)	(20)	(24)	-	-	(4)	(20)%	4	29 %
Premiums	-	-	-	1	-	-	1	-	-	1	-	(1)	#
Other revenues	-	2	2	1	2	2	3	2	-	1	50 %	1	#
Total revenues	(10)	(20)	(4)	(12)	(9)	(18)	(21)	1	10 %	(3)	(17)%	3	25 %
Banking and deposit interest expense	1	2	2	2	2	2	4	1	#	2	#	-	-
Adjusted operating total net revenues	(11)	(22)	(6)	(14)	(11)	(20)	(25)	-	-	(5)	(25)%	3	21 %
Expenses													
Distribution expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	-	-	(1)	-	(1)	(1)	-	(1)	-	(1)	-
Interest and debt expense	3	3	4	6	9	6	15	6	#	9	#	3	50 %
General and administrative expense	46	43	37	58	60	92	118	14	30 %	26	28 %	2	3 %
Adjusted operating expenses	49	46	41	64	68	98	132	19	39 %	34	35 %	4	6 %
Pretax adjusted operating earnings (loss)	$ (60)	$ (68)	$ (47)	$ (78)	$ (79)	$ (118)	$ (157)	$ (19)	(32)%	$ (39)	(33)%	$ (1)	(1)%

Variance equal to or greater than 100%.

Page 44 of 51

Ameriprise Financial, Inc.
Long Term Care
Second Quarter 2019

(in millions unless otherwise noted, unaudited)

	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Prior Year Comparisons Qtr Chg - 2Q %	Prior Year Comparisons YTD Chg - 2Q Diff.	Prior Year Comparisons YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Long Term Care Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	40	42	45	43	42	80	85	2	5 %	5	6 %	(1)	(2)%
Premiums	27	27	27	25	26	53	51	(1)	(4)%	(2)	(4)%	1	4 %
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	67	69	72	68	68	133	136	1	1 %	3	2 %	-	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	67	69	72	68	68	133	136	1	1 %	3	2 %	-	-
Expenses													
Distribution expenses	(3)	(3)	(3)	(3)	(2)	(5)	(5)	1	33 %	-	-	1	33 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	65	114	71	56	56	121	112	(9)	(14)%	(9)	(7)%	-	-
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	3	3	3	3	4	6	7	1	33 %	1	17 %	1	33 %
General and administrative expense	7	8	6	6	6	14	12	(1)	(14)%	(2)	(14)%	-	-
Adjusted operating expenses	72	122	77	62	64	136	126	(8)	(11)%	(10)	(7)%	2	3 %
Pretax adjusted operating earnings (loss)	$ (5)	$ (53)	$ (5)	$ 6	$ 4	$ (3)	$ 10	$ 9	#	$ 13	#	$ (2)	(33)%
Net Policyholder Long Term Care Reserves [(1)]													
Active Life Reserves	$ 2,009	$ 2,070	$ 2,018	$ 2,111	$ 2,182	$ 2,009	$ 2,182	$ 173	9 %	$ 173	9 %	$ 71	3 %
Disabled Life Reserves	515	523	535	540	549	515	549	34	7 %	34	7 %	9	2 %
Total net policyholder long term care reserves	$ 2,524	$ 2,593	$ 2,553	$ 2,651	$ 2,731	$ 2,524	$ 2,731	$ 207	8 %	$ 207	8 %	$ 80	3 %

(1) SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income.

Variance equal to or greater than 100%.

Page 45 of 51

Exhibit C Statistical Supplement Package (unaudited) Second Quarter 2019 Non-GAAP Financial Measure Reconciliations Page 46 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Second Quarter 2019 (in millions unless otherwise noted, unaudited) Year-to-date 2 Qtr 2018 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 2018 2019 Return on Equity Net income (last twelve months) $ 1,740 $ 1,736 $ 2, 098 $ 1, 899 $ 1, 929 $ 1, 740 $ 1, 929 Less adjustments (1) (47) (46) (63) (229) (229) (47) (229) Adjusted operating earnings (last twelve months) $ 1,787 $ 1,782 $ 2, 161 $ 2, 128 $ 2, 158 $ 1, 787 $ 2, 158 Total Ameriprise Financial shareholders' equity (five point quarter end average) $ 6,004 $ 5,878 $ 5,735 $ 5,704 $ 5,742 $ 6,004 $ 5,742 Less AOCI, net of tax (five point quarter end average) 131 22 (98) (137) (82) 131 (82) Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average) 5,873 5,856 5,833 5,841 5,824 5,873 5,824 Less equity impacts attributable to the consolidated investment entities (five point quarter end average) 1 1 1 1 1 1 1 Adjusted operating equity (five point quarter end average) $ 5,872 $ 5,855 $ 5, 832 $ 5, 840 $ 5, 823 $ 5, 872 $ 5, 823 Return on equity excluding AOCI 29.6% 29.6% 36.0% 32.5% 33.1% 29.6% 33.1% Adjusted operating return on equity excluding AOCI 30.4% 30.4% 37.1% 36.4% 37.1% 30.4% 37.1% Effective Tax Rate Pretax income $ 548 $ 588 $ 652 $ 470 $ 587 $ 1, 244 $ 1, 057 Less adjustments (2) (86) (33) (6) (165) (86) (41) (251) Pretax adjusted operating earnings $ 634 $ 621 $ 658 $ 635 $ 673 $ 1, 285 $ 1, 308 Income tax provision $ 86 $ 85 $ 113 $ 75 $ 95 $ 188 $ 170 Adjusted operating income tax provision $ 104 $ 92 $ 114 $ 110 $ 113 $ 197 $ 223 Effective tax rate 15.7% 14.4% 17.3% 15.9% 16.1% 15.2% 16.0% Adjusted operating effective tax rate 16.4% 14.8% 17.3% 17.3% 16.8% 15.3% 17.0% (1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After- tax is calculated using the statutory tax rate of 21%. (2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities. Page 47 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Second Quarter 2019 (in millions unless otherwise noted, unaudited) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Long-term Debt Summary Senior notes $ 2,850 $ 2,850 $ 2, 850 $ 3, 350 $ 3, 050 Finance lease liabilities 31 28 25 55 64 Fair value of hedges, unamortized discount and debt issuance costs (6) (8) (8) (11) (10) Total Ameriprise Financial long-term debt 2,875 2,870 2, 867 3, 394 3,104 Less fair value of hedges, unamortized discount and debt issuance costs (6) (8) (8) (11) (10) Less finance lease liabilities 31 28 25 55 64 Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities $ 2,850 $ 2,850 $ 2,850 $ 3,350 $ 3,050 Equity Summary Total equity $ 5,632 $ 5,618 $ 5, 588 $ 5, 843 $ 6, 030 Less equity of consolidated investment entities 1 (1) 1 1 1 Total equity excluding CIEs $ 5,631 $ 5,619 $ 5, 587 $ 5, 842 $ 6,029 Capital Summary Total Ameriprise Financial long-term debt $ 2,875 $ 2,870 $ 2,867 $ 3, 394 $ 3,104 Total equity 5,632 5,618 5,588 5, 843 6, 030 Total Ameriprise Financial capital 8,507 8,488 8, 455 9, 237 9, 134 Less equity of consolidated investment entities 1 (1) 1 1 1 Less fair value of hedges, unamortized discount and debt issuance costs (6) (8) (8) (11) (10) Less finance lease liabilities 31 28 25 55 64 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs $ 8,481 $ 8,469 $ 8,437 $ 9,192 $ 9,079 Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.8% 33.8% 33.9% 36.7% 34.0% Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs 33.6% 33.7% 33.8% 36.4% 33.6% Total equity $ 5,632 $ 5,618 $ 5,588 $ 5, 843 $ 6, 030 AOCI (179) (244) (291) 35 269 Retained earnings attributable to CIEs 1 1 1 1 1 AOCI attributable to CIEs - (2) - - - Total equity $ 5,632 $ 5,618 $ 5,588 $ 5, 843 $ 6, 030 Less AOCI (179) (244) (291) 35 269 Total equity excluding AOCI $ 5,811 $ 5,862 $ 5,879 $ 5, 808 $ 5, 761 Total equity $ 5,632 $ 5,618 $ 5,588 $ 5, 843 $ 6, 030 Less retained earnings attributable to CIEs 1 1 1 1 1 Less AOCI (179) (244) (291) 35 269 Total equity excluding CIEs and AOCI $ 5,810 $ 5,861 $ 5,878 $ 5, 807 $ 5, 760 Page 48 of 51

Exhibit D Statistical Supplement Package (unaudited) Second Quarter 2019 Revenue Detail by Product Page 49 of 51

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Revenue From Contracts With Customers
Second Quarter 2019

(in millions, unaudited)	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	Year-to-Date 2018	Year-to-Date 2019	Prior Year Comparisons Qtr Chg - 2Q Diff.	Qtr Chg - 2Q %	YTD Chg - 2Q Diff.	YTD Chg - 2Q %	Seq Qtr Chg - 2Q Diff.	Seq Qtr Chg - 2Q %
Revenues													
Management and financial advice fees:													
Asset management fees:													
Retail	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Institutional	-	-	-	-	-	-	-	-	-	-	-	-	-
Advisory fees	706	740	728	725	779	1,397	1,504	73	10 %	107	8 %	54	7 %
Financial planning fees	80	75	95	69	84	148	153	4	5 %	5	3 %	15	22 %
Transaction and other fees	92	87	87	84	91	181	175	(1)	(1)%	(6)	(3)%	7	8 %
Total management and financial advice fees	878	902	910	878	954	1,726	1,832	76	9 %	106	6 %	76	9 %
Distribution Fees:													
Mutual funds	184	182	173	171	182	374	353	(2)	(1)%	(21)	(6)%	11	6 %
Insurance and annuity	231	220	217	205	218	453	423	(13)	(6)%	(30)	(7)%	13	6 %
Other products	147	156	174	185	180	292	365	33	22 %	73	25 %	(5)	(3)%
Total distribution fees	562	558	564	561	580	1,119	1,141	18	3 %	22	2 %	19	3 %
Other revenues	47	43	40	45	49	88	94	2	4 %	6	7 %	4	9 %
Total revenue from contracts with customers	1,487	1,503	1,514	1,484	1,583	2,933	3,067	96	6 %	134	5 %	99	7 %
Revenue from other sources	76	85	96	105	106	147	211	30	39 %	64	44 %	1	1 %
Total segment gross revenues	1,563	1,588	1,610	1,589	1,689	3,080	3,278	126	8 %	198	6 %	100	6 %
Banking and deposit interest expense	20	24	29	35	36	36	71	16	80 %	35	97 %	1	3 %
Total segment net revenues	1,543	1,564	1,581	1,554	1,653	3,044	3,207	110	7 %	163	5 %	99	6 %
Less: intersegment revenues	247	235	230	219	230	487	449	(17)	(7)%	(38)	(8)%	11	5 %
Total net revenues	$ 1,296	$ 1,329	$ 1,351	$ 1,335	$ 1,423	$ 2,557	$ 2,758	$ 127	10 %	$ 201	8 %	$ 88	7 %

Page 50 of 51

Ameriprise Financial, Inc.
Asset Management Segment
Revenue From Contracts With Customers
Second Quarter 2019

(in millions, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q	
	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	1 Qtr 2019	2 Qtr 2019	2018	2019	Diff.	%	Diff.	%	Diff.	%
Revenues													
Management and financial advice fees:													
Asset management fees:													
Retail	$ 472	$ 479	$ 443	$ 429	$ 442	$ 952	$ 871	$ (30)	(6)%	$ (81)	(9)%	$ 13	3 %
Institutional	109	125	108	104	111	220	215	2	2 %	(5)	(2)%	7	7 %
Advisory fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Financial planning fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Transaction and other fees	48	48	46	46	47	96	93	(1)	(2)%	(3)	(3)%	1	2 %
Total management and financial advice fees	629	652	597	579	600	1,268	1,179	(29)	(5)%	(89)	(7)%	21	4 %
Distribution Fees:													
Mutual funds	68	64	59	57	60	137	117	(8)	(12)%	(20)	(15)%	3	5 %
Insurance and annuity	42	44	42	41	43	87	84	1	2 %	(3)	(3)%	2	5 %
Other products	-	-	-	-	-	-	-	-	-	-	-	-	-
Total distribution fees	110	108	101	98	103	224	201	(7)	(6)%	(23)	(10)%	5	5 %
Other revenues	1	-	1	1	3	2	4	2	#	2	#	2	#
Total revenue from contracts with customers	740	760	699	678	706	1,494	1,384	(34)	(5)%	(110)	(7)%	28	4 %
Revenue from other sources	15	12	7	11	7	39	18	(8)	(53)%	(21)	(54)%	(4)	(36)%
Total segment gross revenues	755	772	706	689	713	1,533	1,402	(42)	(6)%	(131)	(9)%	24	3 %
Banking and deposit interest expense	-	-	-	-	1	-	1	1	-	1	-	1	-
Total segment net revenues	755	772	706	689	712	1,533	1,401	(43)	(6)%	(132)	(9)%	23	3 %
Less: intersegment revenues	12	13	13	13	14	24	27	2	17 %	3	13 %	1	8 %
Total net revenues	$ 743	$ 759	$ 693	$ 676	$ 698	$ 1,509	$ 1,374	$ (45)	(6)%	$ (135)	(9)%	$ 22	3 %

Variance equal to or greater than 100%.

Page 51 of 51